   Driehaus Mutual Funds

   Trustees & Officers

   Richard H. Driehaus
   Chairman of the Board & President
   Francis J. Harmon
   Trustee
   Robert F. Moyer
   Senior Vice President & Trustee
   A.R. Umans
   Trustee
   Daniel Zemanek
   Trustee
   William R. Andersen
   Vice President
   Diane L. Wallace
   Vice President & Treasurer
   Mary H. Weiss
   Vice President & Secretary
   Dusko Culafic
   Assistant Treasurer
   Jennifer L. Billingsley
   Assistant Secretary

   Investment Advisor
   Driehaus Capital Management, Inc.
   25 East Erie Street
   Chicago, IL 60611

   Distributor
   Driehaus Securities Corporation
   25 East Erie Street
   Chicago, IL 60611

   Administrator & Transfer Agent
   PFPC Inc.
   103 Bellevue Parkway
   Wilmington, DE 19809

   Custodian
   JPMorgan Chase Bank
   3 Chase MetroTech Center
   Brooklyn, NY 11245
                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                               DECEMBER 31, 2001

                          [DRIEHAUS MUTUAL FUNDS LOGO]

DRIEHAUS INTERNATIONAL GROWTH FUND

DRIEHAUS INTERNATIONAL DISCOVERY FUND

DRIEHAUS EUROPEAN OPPORTUNITY FUND

DRIEHAUS ASIA PACIFIC GROWTH FUND

DRIEHAUS EMERGING MARKETS GROWTH FUND

                             Distributed by:
                     DRIEHAUS SECURITIES CORPORATION

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

--------------------------------------------------------------------------------
                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    The Driehaus Mutual Funds encountered a challenging investment environment in 2001. The continued weakness in the U.S. markets was mirrored in most international markets. The ripple effect of a sluggish U.S. economy, which began in 2000, was experienced globally, and was exacerbated by the events of September 11. As we begin 2002, we believe that market and economic recovery is already underway in the U.S., and we anticipate that this recovery will be gradual. We also expect that the U.S. market and economic recovery will bode well for global growth prospects.

    We believe that the prospects for the emerging markets sector are especially promising, based on fundamental, technical, and valuation factors. Although emerging markets have posted losses in five of the past eight years, the sector performed relatively well last year versus other sectors, with this class of funds down only 3.7% for 2001, aided by a sharp fourth quarter rally (up 24%). The rally has continued through January 31, with emerging market funds up 3.7%.(1) In addition, the sector is still attractive on a valuation basis (relative to the S&P 500), and emerging markets have historically outperformed during periods of global economic recovery. Furthermore, the GDP growth for emerging markets is expected to be higher than the GDP growth of more well-developed economies.

    We have continued to develop and strengthen our mutual fund organization to better serve our shareholders, and during 2001 we added an international research department manager to oversee the international research and investment process functions. We also continue to seek and utilize technology tools that can enhance our performance, and this effort includes improvements to our own proprietary systems as well the addition of externally developed products.

    We would like to thank all of you for your support as shareholders, and we encourage you to maintain a longer term perspective. Investment commitments should be made over a full market cycle as time, not timing, leads to superior returns. We believe that you will continue to be satisfied long-term investors.

Sincerely,

/s/ Richard H. Driehaus
Richard H. Driehaus
President
Driehaus Mutual Funds

---------------

(1) "Don't Be Shy: Emerging Markets Are OK", Wall Street Journal, February 12, 2002.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Driehaus International Growth Fund
           Portfolio Managers' Letter.......................    1
           Schedule of Investments..........................    4
Driehaus International Discovery Fund
           Portfolio Managers' Letter.......................   11
           Schedule of Investments..........................   14
Driehaus European Opportunity Fund
           Portfolio Manager's Letter.......................   21
           Schedule of Investments..........................   24
Driehaus Asia Pacific Growth Fund
           Portfolio Manager's Letter.......................   31
           Schedule of Investments..........................   34
Driehaus Emerging Markets Growth Fund
           Portfolio Manager's Letter.......................   41
           Schedule of Investments..........................   44
Each Fund section includes:
           Schedule of Investments by Industry
           Statement of Assets and Liabilities
           Statement of Operations
           Statement of Changes in Net Assets
           Financial Highlights
Notes to Financial Statements...............................   51
Report of Independent Public Accountants....................   60
Interested and Independent Trustees of the Funds............   61
Officers of the Funds.......................................   63

                                                   ANNUAL REPORT TO SHAREHOLDERS
                                                               DECEMBER 31, 2001

    Investment Philosophy:
    The Adviser seeks to achieve superior investment returns primarily by investing in companies outside the U.S. that are currently demonstrating rapid growth in their sales and earnings and which, in our judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to insure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the Funds' share prices are expected to be more volatile than that of U.S.-only funds. In addition, the Funds' returns will fluctuate with changes in stock market conditions, currency values, interest rates, foreign government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

    DRIEHAUS INTERNATIONAL GROWTH FUND

    DRIEHAUS INTERNATIONAL DISCOVERY FUND

    DRIEHAUS EUROPEAN OPPORTUNITY FUND

    DRIEHAUS ASIA PACIFIC GROWTH FUND

    DRIEHAUS EMERGING MARKETS GROWTH FUND

--------------------------------------------------------------------------------
        DRIEHAUS INTERNATIONAL GROWTH FUND - PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2001, the Driehaus International Growth Fund returned -31.33%. This compares with a return of -21.44% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE(R)) Index and -19.33% for the Lipper International Fund Index for the same period.

    Since the fund's inception on July 1, 1990, the Driehaus International Growth Fund posted an annualized return of 10.42%, compared with 3.65% for the MSCI EAFE(R) Index and 5.46% for the Lipper International Fund Index over the same time.(1)

    As we reported in our semiannual letter, the environment was very difficult for growth investors worldwide in 2001. This was especially true during the first nine months of the year, as evidenced by the underperformance of growth shares relative to value stocks in this period. For January-September 2001, growth stocks in the MSCI EAFE(R) index returned -31.40%, while the index's value component posted -21.84%. In an atmosphere already darkened by dismal economic news and recession in the world's major economies, the September 11 attacks exacted a terrible toll on all fronts, including economically. By the end of September, equity markets worldwide had experienced one of the most substantial downturns of the past generation. Chart 1 below delineates the degree to which expectations for growth have been lowered.

CHART 1

                            EARNINGS MOMENTUM INDEX

                                                 US                     UK                EUROPE EX-UK              JAPAN
                                                 --                     --                ------------              -----
Dec-88                                         107.00                 111.00                 191.00                 124.00
                                               109.00                 115.00                 213.00                 129.00
                                               113.00                 118.00                 244.00                 143.00
                                               114.00                 121.00                 266.00                 145.00
                                               113.00                 133.00                 285.00                 146.00
                                               110.00                 133.00                 300.00                 140.00
                                               101.00                 134.00                 309.00                 140.00
                                                94.00                 133.00                 310.00                 137.00
                                                89.00                 124.00                 302.00                 141.00
                                                83.00                 117.00                 278.00                 140.00
                                                78.00                 111.00                 264.00                 129.00
                                                76.00                 102.00                 247.00                 120.00
Dec-89                                          71.00                  96.00                 230.00                 120.00
                                                67.00                  95.00                 229.00                 111.00
                                                63.00                  90.00                 215.00                 113.00
                                                57.00                  87.00                 186.00                  94.00
                                                52.00                  87.00                 166.00                  91.00
                                                51.00                  73.00                 149.00                  85.00
                                                48.00                  64.00                 125.00                  88.00
                                                45.00                  56.00                 109.00                  87.00
                                                45.00                  48.00                  98.00                  80.00
                                                42.00                  44.00                  84.00                  70.00
                                                39.00                  38.00                  75.00                  61.00
                                                38.00                  35.00                  63.00                  62.00
Dec-90                                          37.00                  34.00                  56.00                  61.00
                                                35.00                  31.00                  53.00                  62.00
                                                35.00                  28.00                  44.00                  61.00
                                                35.00                  28.00                  36.00                  48.00
                                                34.00                  28.00                  37.00                  46.00
                                                34.00                  27.00                  38.00                  46.00
                                                33.00                  26.00                  38.00                  48.00
                                                30.00                  25.00                  41.00                  48.00
                                                31.00                  25.00                  43.00                  45.00
                                                29.00                  27.00                  47.00                  43.00
                                                29.00                  27.00                  50.00                  39.00
                                                30.00                  28.00                  51.00                  38.00
Dec-91                                          30.00                  28.00                  53.00                  34.00
                                                29.00                  28.00                  52.00                  32.00
                                                32.00                  28.00                  52.00                  30.00
                                                33.00                  30.00                  55.00                  27.00
                                                34.00                  33.00                  56.00                  25.00
                                                39.00                  33.00                  58.00                  25.00
                                                40.00                  32.00                  60.00                  26.00
                                                41.00                  32.00                  59.00                  25.00
                                                44.00                  31.00                  55.00                  23.00
                                                44.00                  30.00                  52.00                  22.00
                                                44.00                  29.00                  47.00                  21.00
                                                45.00                  30.00                  43.00                  21.00
Dec-92                                          46.00                  33.00                  42.00                  22.00
                                                47.00                  36.00                  40.00                  22.00
                                                49.00                  38.00                  41.00                  22.00
                                                49.00                  46.00                  41.00                  23.00
                                                49.00                  54.00                  40.00                  23.00
                                                52.00                  59.00                  40.00                  24.00
                                                50.00                  63.00                  38.00                  27.00
                                                48.00                  68.00                  35.00                  28.00
                                                49.00                  72.00                  36.00                  27.00
                                                47.00                  78.00                  40.00                  24.00
                                                48.00                  83.00                  44.00                  25.00
                                                50.00                  86.00                  47.00                  25.00
Dec-93                                          50.00                  89.00                  51.00                  26.00
                                                51.00                  88.00                  54.00                  26.00
                                                54.00                  89.00                  58.00                  26.00
                                                56.00                  92.00                  64.00                  28.00
                                                57.00                  93.00                  75.00                  30.00
                                                64.00                  93.00                  82.00                  31.00
                                                64.00                  92.00                  87.00                  38.00
                                                66.00                  94.00                  92.00                  42.00
                                                75.00                  96.00                  96.00                  43.00
                                                78.00                 101.00                 100.00                  53.00
                                                84.00                 104.00                 101.00                  62.00
                                                92.00                 107.00                 104.00                  69.00
Dec-94                                          94.00                 110.00                 106.00                  79.00
                                                96.00                 113.00                 107.00                  87.00
                                               101.00                 116.00                 110.00                  93.00
                                               102.00                 118.00                 114.00                  97.00
                                               105.00                 118.00                 111.00                  98.00
                                               112.00                 120.00                 105.00                  98.00
                                               111.00                 118.00                 101.00                 101.00
                                               111.00                 115.00                  98.00                  97.00
                                               114.00                 110.00                  95.00                  93.00
                                               110.00                 106.00                  95.00                 105.00
                                               108.00                  99.00                  91.00                 119.00
                                               106.00                  92.00                  86.00                 120.00
Dec-95                                         100.00                  87.00                  82.00                 120.00
                                                96.00                  83.00                  78.00                 114.00
                                                96.00                  78.00                  75.00                 111.00
                                                92.00                  78.00                  70.00                 111.00
                                                91.00                  76.00                  67.00                 108.00
                                                92.00                  73.00                  66.00                 110.00
                                                87.00                  69.00                  65.00                 115.00
                                                85.00                  67.00                  63.00                 116.00
                                                85.00                  68.00                  62.00                 116.00
                                                81.00                  70.00                  62.00                 116.00
                                                80.00                  69.00                  60.00                 103.00
                                                83.00                  69.00                  60.00                  83.00
Dec-96                                          85.00                  70.00                  62.00                  79.00
                                                86.00                  68.00                  65.00                  79.00
                                                90.00                  67.00                  71.00                  81.00
                                                90.00                  70.00                  78.00                  80.00
                                                92.00                  69.00                  84.00                  77.00
                                                97.00                  67.00                  89.00                  78.00
                                                92.00                  68.00                  93.00                  80.00
                                                94.00                  68.00                  98.00                  78.00
                                               100.00                  67.00                 104.00                  76.00
                                                98.00                  69.00                 110.00                  77.00
                                                99.00                  69.00                 116.00                  74.00
                                               100.00                  70.00                 121.00                  72.00
Dec-97                                          94.00                  71.00                 123.00                  69.00
                                                89.00                  71.00                 123.00                  65.00
                                                87.00                  71.00                 122.00                  59.00
                                                82.00                  74.00                 122.00                  54.00
                                                80.00                  73.00                 124.00                  49.00
                                                81.00                  71.00                 124.00                  46.00
                                                75.00                  75.00                 126.00                  47.00
                                                73.00                  73.00                 126.00                  42.00
                                                71.00                  70.00                 123.00                  41.00
                                                61.00                  67.00                 118.00                  38.00
                                                57.00                  60.00                 109.00                  35.00
                                                55.00                  55.00                 100.00                  34.00
Dec-98                                          51.00                  52.00                  94.00                  34.00
                                                51.00                  50.00                  92.00                  36.00
                                                53.00                  49.00                  91.00                  36.00
                                                55.00                  55.00                  91.00                  40.00
                                                59.00                  59.00                  91.00                  42.00
                                                73.00                  60.00                  89.00                  48.00
                                                72.00                  64.00                  86.00                  58.00
                                                76.00                  63.00                  83.00                  66.00
                                                88.00                  67.00                  82.00                  72.00
                                                89.00                  71.00                  84.00                  77.00
                                                96.00                  75.00                  86.00                  81.00
                                               103.00                  79.00                  92.00                  87.00
Dec-99                                         108.00                  85.00                  98.00                  94.00
                                               115.00                  87.00                 104.00                  98.00
                                               124.00                  90.00                 110.00                 100.00
                                               131.00                  95.00                 117.00                 103.00
                                               143.00                  92.00                 124.00                 106.00
                                               155.00                  94.00                 129.00                 112.00
                                               146.00                  95.00                 130.00                 117.00
                                               147.00                  93.00                 133.00                 112.00
                                               149.00                  92.00                 135.00                 109.00
                                               140.00                  93.00                 136.00                 111.00
                                               139.00                  90.00                 137.00                 113.00
                                               136.00                  88.00                 136.00                 115.00
Dec-00                                         129.00                  86.00                 135.00                 117.00
                                               123.00                  82.00                 131.00                 116.00
                                               117.00                  81.00                 126.00                 115.00
                                               106.00                  81.00                 121.00                 113.00
                                                96.00                  77.00                 112.00                 111.00
                                                83.00                  74.00                 104.00                 106.00
                                                67.00                  70.00                  97.00                 101.00
                                                61.00                  66.00                  90.00                  92.00
                                                56.00                  65.00                  84.00                  85.00
                                                47.00                  62.00                  77.00                  77.00
                                                41.00                  56.00                  68.00                  66.00
                                                39.00                  53.00                  61.00                  56.00
Dec-01                                          40.00                  53.00                  57.00                  50.00
                                                43.00                  53.00                  53.00                  44.00

Source: Dresdner Kleinwort Wasserstein, Datastream

CHART 2

                           THREE YEAR ROLLING PERIODS
                         MSCI EAFE(R) GROWTH INDEX VS.
                            MSCI EAFE(R) VALUE INDEX

                                                                 MSCI EAFE GROWTH INDEX VS. MSCI EAFE
                                                                              VALUE INDEX
                                                                 ------------------------------------
Dec-77                                                                           -0.13
                                                                                 -0.14
                                                                                 -0.14
                                                                                 -0.16
                                                                                 -0.16
                                                                                 -0.17
                                                                                 -0.15
                                                                                 -0.16
                                                                                 -0.15
                                                                                 -0.14
                                                                                 -0.12
                                                                                 -0.14
                                                                                 -0.14
                                                                                 -0.14
                                                                                 -0.14
                                                                                 -0.12
                                                                                 -0.13
                                                                                 -0.12
                                                                                 -0.13
                                                                                 -0.12
                                                                                 -0.13
                                                                                 -0.11
                                                                                 -0.09
                                                                                 -0.09
Dec-79                                                                           -0.11
                                                                                 -0.09
                                                                                 -0.08
                                                                                 -0.07
                                                                                 -0.06
                                                                                 -0.05
                                                                                 -0.06
                                                                                 -0.04
                                                                                 -0.04
                                                                                 -0.04
                                                                                  0.00
                                                                                  0.02
                                                                                  0.01
                                                                                 -0.01
                                                                                 -0.01
                                                                                 -0.04
                                                                                 -0.09
                                                                                 -0.09
                                                                                 -0.12
                                                                                 -0.12
                                                                                 -0.12
                                                                                 -0.14
                                                                                 -0.14
                                                                                 -0.13
Dec-81                                                                           -0.11
                                                                                 -0.10
                                                                                 -0.11
                                                                                 -0.11
                                                                                 -0.11
                                                                                 -0.11
                                                                                 -0.10
                                                                                 -0.08
                                                                                 -0.08
                                                                                 -0.07
                                                                                 -0.11
                                                                                 -0.12
                                                                                 -0.14
                                                                                 -0.16
                                                                                 -0.17
                                                                                 -0.16
                                                                                 -0.16
                                                                                 -0.17
                                                                                 -0.17
                                                                                 -0.16
                                                                                 -0.17
                                                                                 -0.20
                                                                                 -0.22
                                                                                 -0.23
Dec-83                                                                           -0.20
                                                                                 -0.21
                                                                                 -0.20
                                                                                 -0.14
                                                                                 -0.09
                                                                                 -0.10
                                                                                 -0.06
                                                                                 -0.06
                                                                                 -0.06
                                                                                 -0.04
                                                                                  0.00
                                                                                  0.04
                                                                                  0.03
                                                                                  0.02
                                                                                  0.07
                                                                                  0.07
                                                                                  0.06
                                                                                  0.05
                                                                                  0.04
                                                                                  0.01
                                                                                  0.00
                                                                                 -0.06
                                                                                 -0.04
                                                                                 -0.03
Dec-85                                                                           -0.02
                                                                                 -0.01
                                                                                  0.00
                                                                                  0.03
                                                                                 -0.01
                                                                                  0.00
                                                                                  0.00
                                                                                  0.05
                                                                                  0.03
                                                                                  0.04
                                                                                  0.01
                                                                                  0.01
                                                                                  0.03
                                                                                  0.14
                                                                                  0.13
                                                                                  0.13
                                                                                  0.18
                                                                                  0.13
                                                                                  0.04
                                                                                  0.02
                                                                                  0.04
                                                                                 -0.03
                                                                                 -0.06
                                                                                 -0.09
Dec-87                                                                           -0.13
                                                                                 -0.11
                                                                                 -0.12
                                                                                 -0.14
                                                                                 -0.15
                                                                                 -0.17
                                                                                 -0.18
                                                                                 -0.21
                                                                                 -0.17
                                                                                 -0.13
                                                                                 -0.11
                                                                                 -0.10
                                                                                 -0.09
                                                                                 -0.10
                                                                                 -0.12
                                                                                 -0.14
                                                                                 -0.11
                                                                                 -0.15
                                                                                 -0.14
                                                                                 -0.18
                                                                                 -0.17
                                                                                 -0.17
                                                                                 -0.16
                                                                                 -0.16
Dec-89                                                                           -0.17
                                                                                 -0.25
                                                                                 -0.26
                                                                                 -0.31
                                                                                 -0.34
                                                                                 -0.28
                                                                                 -0.24
                                                                                 -0.22
                                                                                 -0.24
                                                                                 -0.22
                                                                                 -0.19
                                                                                 -0.18
                                                                                 -0.14
                                                                                 -0.15
                                                                                 -0.17
                                                                                 -0.15
                                                                                 -0.12
                                                                                 -0.11
                                                                                 -0.09
                                                                                 -0.07
                                                                                 -0.09
                                                                                 -0.11
                                                                                 -0.10
                                                                                 -0.09
Dec-91                                                                           -0.08
                                                                                 -0.09
                                                                                 -0.09
                                                                                 -0.09
                                                                                 -0.12
                                                                                 -0.09
                                                                                 -0.08
                                                                                 -0.07
                                                                                 -0.04
                                                                                 -0.03
                                                                                 -0.03
                                                                                 -0.03
                                                                                 -0.03
                                                                                 -0.03
                                                                                 -0.02
                                                                                 -0.02
                                                                                 -0.04
                                                                                 -0.04
                                                                                 -0.02
                                                                                 -0.02
                                                                                 -0.03
                                                                                 -0.01
                                                                                 -0.04
                                                                                 -0.06
Dec-93                                                                           -0.09
                                                                                 -0.12
                                                                                 -0.11
                                                                                 -0.13
                                                                                 -0.13
                                                                                 -0.14
                                                                                 -0.15
                                                                                 -0.14
                                                                                 -0.15
                                                                                 -0.14
                                                                                 -0.17
                                                                                 -0.19
                                                                                 -0.18
                                                                                 -0.15
                                                                                 -0.14
                                                                                 -0.14
                                                                                 -0.08
                                                                                 -0.09
                                                                                 -0.11
                                                                                 -0.12
                                                                                 -0.15
                                                                                 -0.14
                                                                                 -0.15
                                                                                 -0.15
Dec-95                                                                           -0.16
                                                                                 -0.15
                                                                                 -0.14
                                                                                 -0.11
                                                                                 -0.10
                                                                                 -0.12
                                                                                 -0.14
                                                                                 -0.13
                                                                                 -0.13
                                                                                 -0.12
                                                                                 -0.12
                                                                                 -0.11
                                                                                 -0.10
                                                                                 -0.10
                                                                                 -0.10
                                                                                 -0.08
                                                                                 -0.07
                                                                                 -0.07
                                                                                 -0.05
                                                                                 -0.04
                                                                                 -0.04
                                                                                 -0.02
                                                                                 -0.05
                                                                                 -0.04
Dec-97                                                                           -0.04
                                                                                 -0.04
                                                                                 -0.04
                                                                                 -0.08
                                                                                 -0.09
                                                                                 -0.09
                                                                                 -0.07
                                                                                 -0.09
                                                                                 -0.04
                                                                                 -0.04
                                                                                 -0.05
                                                                                 -0.05
                                                                                 -0.01
                                                                                  0.02
                                                                                  0.00
                                                                                 -0.06
                                                                                 -0.10
                                                                                 -0.08
                                                                                 -0.08
                                                                                 -0.09
                                                                                 -0.08
                                                                                 -0.08
                                                                                 -0.05
                                                                                  0.04
Dec-99                                                                            0.09
                                                                                  0.12
                                                                                  0.19
                                                                                  0.14
                                                                                  0.10
                                                                                  0.03
                                                                                  0.02
                                                                                 -0.04
                                                                                 -0.03
                                                                                 -0.08
                                                                                 -0.09
                                                                                 -0.12
                                                                                 -0.16
                                                                                 -0.16
                                                                                 -0.21
                                                                                 -0.19
                                                                                 -0.19
                                                                                 -0.19
                                                                                 -0.22
                                                                                 -0.22
                                                                                 -0.28
                                                                                 -0.27
                                                                                 -0.25
                                                                                 -0.22
Dec-01                                                                           -0.25

Source: Morgan Stanley Capital International

    Given the environment of the past six months, we kept the fund underweighted in the major economies of Western Europe and Japan. As we stated in the June report, the economic downturn that started in the U.S. was a little slower to reach Europe. However, the current state of economic activity in Europe is slower than expected. The state of the Japanese economy has not improved over the past six months and is becoming more troublesome.

    One bright spot we are focusing on internationally is emerging markets. Emerging markets are currently offering faster growth and more reasonable valuations, and the fund was overweight in this area as of year end. We have found companies with excellent growth prospects in Southeast Asia and Eastern Europe in particular. 2002 forecasts for some of the faster-growing emerging economies, as measured by projected GDP rates, call for 4% growth in South Korea, 7% in China, and more than 3% in Russia. Since the financial crisis of 1998, many of the emerging economies, particularly those in Southeast Asia, have taken a serious approach to restructuring, on both political and fiscal fronts. During 2001, those restructuring efforts helped countries in this sector prove more resistant to the general downturn in the global economy.

    In 2001, our results were disappointing, but we believe the outlook for performance is somewhat more positive. The fund returned 12.46% in the fourth quarter of 2001, outperforming both the MSCI EAFE(R) index's 6.97% and the EAFE(R) growth component's 9.95% for the same period. In the fourth quarter, the return on growth stocks in the MSCI EAFE(R) index outperformed value stocks for the first time since the first quarter of 2000, with the value component returning 4.25%. As shown in Chart 2, the trend toward underperformance by growth stocks over the past two years now appears to be bottoming.

    On July 1, 2001, the Driehaus International Growth Fund marked the beginning of its 12th year, giving it one of the longest track records among mutual funds that invest internationally. In looking back over 1999-2001, it is our opinion that these three years represent an aberration, both on the upside and the downside. While the months ahead could continue to be challenging, we believe the experience gained in guiding this fund will help us successfully manage in the years ahead.

Sincerely,

                                                    /s/ Svein Backer
/s/ William R. Andersen                             Svein Backer
William R. Andersen                                 Assistant Portfolio Manager
Portfolio Manager                                   February 15, 2002
February 15, 2002

---------------

(1) The Driehaus International Growth Fund performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the fund's predecessor, for the periods before the fund's registration statement became effective. The Partnership, which was established on July 1, 1990, was managed following substantially the same objectives, policies, and philosophies as are currently followed by the Driehaus International Growth Fund, successor to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect estimated expenses of the fund.

                       DRIEHAUS INTERNATIONAL GROWTH FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01
--------------------------------------------------------------------------------

                                          DRIEHAUS INTERNATIONAL        MSCI                 LIPPER
                                               GROWTH FUND             EAFE(R)         INTERNATIONAL FUND
                                                 (DRIGX)                INDEX                INDEX
                                          ----------------------       -------         ------------------
  One Year                                       -31.33%               -21.44%              -19.33%
  Three Years                                     -3.16%                -5.05%               -1.76%
  Five Years                                       3.65%                 0.89%                2.76%
  Ten Years                                       11.10%                 4.46%                6.67%
  Since Inception (7/1/90 -- 12/31/01)            10.42%                 3.65%                5.46%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                                                          LIPPER INTERNATIONAL
                                                          DRIGX                MSCI EAFE(R) INDEX              FUND INDEX
                                                          -----                ------------------         --------------------
Jul 1990                                                 100000                      100000                      100000
                                                          86601                       81729                       78801
Dec 1990                                                  89755                       85405                       87099
                                                         102746                       91999                       93573
                                                         105643                       89596                       88467
                                                         105259                       95356                       96051
Dec 1991                                                 109228                       96654                       97661
                                                         117111                       94687                       86071
                                                         126030                       98947                       87891
                                                         118282                       93676                       89216
Dec 1992                                                 118606                       92514                       85773
                                                         135240                      100444                       96054
                                                         142834                      105962                      105716
                                                         163373                      116121                      112727
Dec 1993                                                 206030                      128763                      113701
                                                         175484                      127382                      117676
                                                         170382                      128499                      123688
                                                         190949                      133501                      123808
Dec 1994                                                 177981                      127815                      122545
                                                         169343                      124638                      124827
                                                         186111                      130987                      125734
                                                         207588                      138125                      130976
Dec 1995                                                 210166                      140625                      136279
                                                         239371                      146824                      140217
                                                         268940                      152817                      142436
                                                         253440                      152934                      142257
Dec 1996                                                 261596                      160915                      144520
                                                         270985                      164901                      142257
                                                         307522                      183358                      160718
                                                         320208                      186871                      159586
Dec 1997                                                 299239                      172578                      147090
                                                         368797                      198181                      168726
                                                         404569                      199863                      170518
                                                         327062                      168329                      146280
Dec 1998                                                 344570                      194428                      176503
                                                         353222                      196919                      178958
                                                         388723                      207850                      183506
                                                         411993                      214857                      191559
Dec 1999                                                 685472                      267988                      224096
                                                         709479                      269645                      223860
                                                         614752                      256972                      214992
                                                         547599                      238114                      197649
Dec 2000                                                 455658                      228544                      192346
                                                         360904                      165980                      198730
                                                         345111                      164246                      199900
                                                         278226                      141251                      170012
Dec 2001                                                 312889                      151102                      184368

    The Driehaus International Growth Fund (the "Fund" or "DRIGX") performance data shown above includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), the Fund's predecessor, for the periods before the Fund's registration statement became effective. The Partnership was established on July 1, 1990 and the Fund succeeded to the Partnership's assets on October 28, 1996. The Partnership was not registered under the Investment Company Act of 1940 and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Partnership's performance has been restated to reflect the expenses of the Fund.

    Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $100,000 investment in the Fund since July 1, 1990 (the date of the Partnership's inception), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE(R)) Index with dividends reinvested and the Lipper International Fund Index with dividends reinvested for the same period.

    The MSCI EAFE(R) Index is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Fund Index is an equally weighted managed index of the 30 largest qualifying international funds that invest in securities with primary trading markets outside of the United States. Data is in U.S. dollars.
Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                  Number         Market
                                    of           Value
                                  Shares        (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 96.4%
----------------------------------------------------------
EUROPE -- 37.1%
  UNITED KINGDOM -- 11.4%
    Amersham PLC...............     383,400   $  3,707,946
    Amvescap PLC...............     114,810      1,655,921
    British Sky Broadcasting
      Group PLC**..............     338,001      3,718,999
    Man Group PLC..............     131,715      2,285,061
    Marks and Spencer PLC......     576,560      3,029,270
    Vodafone Group PLC.........   1,124,005      2,940,515
    Willis Group Holdings,
      Ltd. -- ADR**............      88,270      2,078,759
                                              ------------
                                                19,416,471
                                              ------------
  FRANCE -- 5.5%
    Dassault Systemes SA.......       8,490        408,202
    Orange SA**................     313,400      2,840,669
    Sanofi-Synthelabo SA.......      57,460      4,287,296
    Vivendi Universal SA.......      34,155      1,870,265
                                              ------------
                                                 9,406,432
                                              ------------
  RUSSIA -- 5.1%
    AO VimpelCom -- ADR**......      65,742      1,712,579
    Mobile Telesystems --
      ADR**....................      97,928      3,492,112
    Novosibirsk Region
      Electrosvyaz**...........   3,240,000         59,940
    RAO Unified Energy System
       -- GDR..................     216,250      3,401,613
                                              ------------
                                                 8,666,244
                                              ------------
  IRELAND -- 3.8%
    Ryanair Holdings PLC**.....     507,920      3,210,905
    Ryanair Holdings PLC --
      ADR**....................     100,622      3,224,935
                                              ------------
                                                 6,435,840
                                              ------------
  SPAIN -- 3.1%
    Amadeus Global Travel
      Distribution SA -- A.....     415,980      2,400,056
    Industria de Diseno Textil
      SA**.....................     155,275      2,960,002
                                              ------------
                                                 5,360,058
                                              ------------
  GERMANY -- 2.7%
    Altana AG..................      66,885      3,334,960
    Infineon Technologies AG...      58,800      1,201,528
                                              ------------
                                                 4,536,488
                                              ------------
  FINLAND -- 2.5%
    TietoEnator Oyj............     157,485      4,171,574
                                              ------------
  NORWAY -- 1.8%
    Tandberg ASA**.............     140,655      3,136,372
                                              ------------
  SWEDEN -- 1.2%
    Tele2 AB -- B**............      56,070      2,020,504
                                              ------------
    Total Europe...............                 63,149,983
                                              ------------

----------------------------------------------------------
                                  Number         Market
                                    of           Value
                                  Shares        (Note A)
FAR EAST -- 29.3%
  SOUTH KOREA -- 11.3%
    Good Morning Securities
      Co., Ltd.**..............     366,470   $  1,607,055
    Hana Bank..................     289,634      3,726,538
    Hanaro Telecom, Inc.**.....     512,000      1,945,093
    Humax Co., Ltd. ...........      39,571        956,513
    Kookmin Bank...............      89,199      3,381,900
    LG Chem, Ltd.**............      40,340        667,982
    LG Insurance Co., Ltd.**...     218,330        698,124
    Pacific Corp. .............       3,690        370,826
    Samsung Electronics Co.,
      Ltd. ....................       4,090        868,755
    Samsung Fire & Marine
      Insurance Co., Ltd. .....      64,770      2,761,416
    Shinhan Financial Group
      Co., Ltd.**..............     135,320      1,808,044
    Shinsegae Co., Ltd. .......       5,600        592,615
                                              ------------
                                                19,384,861
                                              ------------
  SINGAPORE -- 7.2%
    Chartered Semiconductor
      Manufacturing, Ltd.**....     457,000      1,212,727
    Chartered Semiconductor
      Manufacturing, Ltd. --
      ADR**....................      80,701      2,133,654
    City Developments, Ltd. ...     914,765      2,997,199
    DBS Group Holdings,
      Ltd. ....................     458,000      3,422,908
    Singapore Press Holdings,
      Ltd. ....................     208,595      2,462,698
                                              ------------
                                                12,229,186
                                              ------------
  JAPAN -- 4.7%
    Intelligent Wave, Inc. ....       1,060      4,367,466
    Nichii Gakkan Co. .........           5            201
    Sega Corp.**...............     149,200      2,976,942
    Starbucks Coffee Japan,
      Ltd.**...................       1,336        586,144
                                              ------------
                                                 7,930,753
                                              ------------
  HONG KONG -- 4.0%
    China Everbright, Ltd. ....   5,652,000      4,240,169
    China Mobile, Ltd.**.......     101,000        355,540
    China Mobile, Ltd. --
      ADR**....................     101,953      1,782,138
    Clear Media, Ltd.**........     474,000        346,480
                                              ------------
                                                 6,724,327
                                              ------------
  AUSTRALIA -- 1.6%
    Coca-Cola Amatil, Ltd. ....     202,970        621,413
    Coles Myer, Ltd. ..........      96,305        414,098
    CSL, Ltd. .................       9,580        252,501
    News Corp., Ltd. -- ADR....      47,600      1,514,156
                                              ------------
                                                 2,802,168
                                              ------------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                  Number         Market
                                    of           Value
                                  Shares        (Note A)
----------------------------------------------------------
  INDIA -- 0.5%
    Infosys Technologies,
      Ltd. -- ADR..............      13,600   $    843,200
                                              ------------
    Total Far East.............                 49,914,495
                                              ------------
NORTH AMERICA -- 24.3%
  CANADA -- 13.4%
    ATI Technologies, Inc. --
      ADR**....................      94,110      1,195,197
    Biovail Corp.**............      51,825      2,886,923
    Cott Corp. -- ADR**........     278,044      4,420,900
    Genesis Microchip, Inc. --
      ADR**....................      80,019      5,290,856
    Optimal Robotics Corp. --
      ADR -- A**...............     127,225      4,510,126
    Suncor Energy, Inc.........     133,690      4,388,606
                                              ------------
                                                22,692,608
                                              ------------
  MEXICO -- 5.1%
    America Movil SA de CV --
      ADR -- L.................     250,220      4,874,286
    Wal-Mart de Mexico SA de
      CV -- V..................   1,418,381      3,867,521
                                              ------------
                                                 8,741,807
                                              ------------
  BERMUDA -- 3.6%
    Accenture, Ltd. -- ADR --
      A**......................     140,700      3,787,644
    RenaissanceRe Holdings,
      Ltd. -- ADR..............      24,700      2,356,380
                                              ------------
                                                 6,144,024
                                              ------------
  CAYMAN ISLANDS -- 2.2%
    O2Micro International,
      Ltd. -- ADR**............     157,682      3,792,252
                                              ------------
    Total North America........                 41,370,691
                                              ------------
MIDDLE EAST -- 3.8%
  ISRAEL -- 2.1%
    Taro Pharmaceutical
      Industries, Ltd. --
      ADR**....................      91,582      3,658,701
                                              ------------

----------------------------------------------------------
                                  Number         Market
                                    of           Value
                                  Shares        (Note A)
  TURKEY -- 1.7%
    Haci Omer Sabanci Holding
      AS**..................... 520,454,000   $  2,825,831
                                              ------------
    Total Middle East..........                  6,484,532
                                              ------------
SOUTH AMERICA -- 1.9%
  BRAZIL -- 1.9%
    Tele Norte Leste
      Participacoes SA --
      ADR......................     205,100      3,205,713
                                              ------------
    Total South America........                  3,205,713
                                              ------------
    Total Equity Securities
      (Cost $144,343,750)......                164,125,414
                                              ------------
----------------------------------------------------------
RIGHTS -- 0.0%
----------------------------------------------------------
FAR EAST -- 0.0%
  THAILAND -- 0.0%
    TelecomAsia Corp. Public
      Co., Ltd. (Foreign) --
      Rights**.................     307,294              0
                                              ------------
    Total Rights (Cost $0).....                          0
                                              ------------
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $144,343,750)........       96.4%   $164,125,414
  Other Assets in Excess of
    Liabilities................        3.6%      6,102,013
                                -----------   ------------
Net Assets.....................      100.0%   $170,227,427
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis......................................   $149,361,898
                                              ============
Gross Appreciation.........................   $ 21,245,338
Gross Depreciation.........................     (6,481,822)
                                              ------------
  Net Appreciation.........................   $ 14,763,516
                                              ============

** Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Airlines................................      3.8%
Banking.................................      6.2%
Beverages...............................      2.6%
Beverages & Tobacco.....................      0.7%
Broadcast & Publishing Services.........      3.6%
Business & Publishing Services..........      1.1%
Chemicals...............................      0.6%
Communications..........................      3.3%
Consumer Services/Multi-Industry........      2.6%
Data Processing.........................      2.5%
Drugs...................................      4.1%
Electrical..............................      1.8%
Electrical & Electronics................      0.5%
Electrical Utilities....................      2.0%
Electronic Components...................      0.8%
Finance/Multi-Industry..................      4.2%
Financial Services......................      3.0%
Food & Household........................      1.3%

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Health Care.............................      4.8%
Health/Multi-Industry...................      1.7%
Industrial Services.....................      1.2%
Insurance...............................      3.4%
Merchandising...........................      2.4%
Office/Communications Equipment.........      1.0%
Oil.....................................      2.6%
Other Computers.........................      2.7%
Real Estate.............................      1.8%
Recreation..............................      1.7%
Retailing -- Goods......................      4.0%
Semiconductors/Components...............      8.0%
Software & EDP Services.................      1.2%
Telecommunications......................     10.9%
Telephone Utilities.....................      2.9%
Transportation/Multi-Industry...........      1.4%
Other Assets in Excess of Liabilities...      3.6%
                                            ------
TOTAL...................................    100.0%
                                            ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $144,343,750)........    $ 164,125,414
    Cash....................................................        7,011,605
    Receivables:
         Dividends..........................................          230,635
         Interest...........................................              336
         Investment securities sold.........................        4,182,727
         Fund shares sold...................................          933,098
         Foreign withholding tax refund.....................          907,809
    Prepaid expenses........................................           15,936
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL ASSETS...................................      177,407,560
                                                                -------------
-----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        6,793,497
         Due to affiliates..................................          212,511
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................           58,559
         Foreign taxes......................................            9,026
    Accrued expenses........................................          106,540
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        7,180,133
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS..................................................    $ 170,227,427
                                                                =============
SHARES OUTSTANDING..........................................       25,288,225
                                                                =============
NET ASSET VALUE PER SHARE...................................    $        6.73
                                                                =============
=============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2001:
    Paid-in capital.........................................    $ 286,194,009
    Undistributed net investment loss.......................         (326,086)
    Undistributed net realized loss.........................     (135,272,538)
    Unrealized net foreign exchange loss....................         (149,622)
    Unrealized net appreciation on investments..............       19,781,664
                                                                -------------
             NET ASSETS.....................................    $ 170,227,427
                                                                =============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $355,011).........................................    $   2,737,067
         Interest...........................................          434,249
         Other..............................................            1,299
                                                                -------------
------------------------------------------------------------------------------
           Total income.....................................        3,172,615
                                                                -------------
------------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        3,143,895
         Administration fee.................................          253,975
         Professional fees..................................           94,170
         Federal and state registration fees................           19,179
         Custodian fee......................................          230,058
         Transfer agent fees................................           63,857
         Trustees' fees.....................................           15,743
         Amortization of organization costs.................           18,963
         Miscellaneous......................................           92,322
                                                                -------------
         Total expenses.....................................        3,932,162
                                                                -------------
------------------------------------------------------------------------------
         Fees paid indirectly...............................          (22,861)
                                                                -------------
           Net expenses.....................................        3,909,301
                                                                -------------
------------------------------------------------------------------------------
             Net investment loss............................         (736,686)
                                                                -------------
------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............      (98,828,640)
    Net realized foreign exchange loss......................       (2,371,729)
    Net change in unrealized foreign exchange loss..........          (88,693)
    Net change in unrealized appreciation of investments....       12,976,421
                                                                -------------
------------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................      (88,312,641)
                                                                -------------
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ (89,049,327)
                                                                =============
==============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 For the year        For the year
                                                                     ended               ended
                                                               December 31, 2001   December 31, 2000
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................     $    (736,686)      $  (3,752,002)
         Net realized and unrealized loss on investments....       (88,312,641)       (146,641,041)
                                                                 -------------       -------------
----------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................       (89,049,327)       (150,393,043)
                                                                 -------------       -------------
----------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                --                  --
         Capital gains......................................          (162,901)        (80,146,299)
                                                                 -------------       -------------
             Total distributions to shareholders............          (162,901)        (80,146,299)
                                                                 -------------       -------------
----------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................        69,278,923         434,411,332
         Reinvestment of distributions......................           154,871          79,887,450
         Cost of shares redeemed............................       (94,052,767)       (466,272,232)
                                                                 -------------       -------------
             Net increase (decrease) in net assets derived
               from capital share transactions..............       (24,618,973)         48,026,550
                                                                 -------------       -------------
             Total decrease in net assets...................      (113,831,201)       (182,512,792)
                                                                 -------------       -------------
----------------------------------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------------------------------
    Beginning of period.....................................     $ 284,058,628       $ 466,571,420
                                                                 -------------       -------------
    End of period...........................................     $ 170,227,427       $ 284,058,628
                                                                 =============       =============
====================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................         8,923,699          23,932,735
         Shares reinvested..................................            22,842           7,996,742
         Shares redeemed....................................       (12,615,262)        (25,054,637)
                                                                 -------------       -------------
             Net increase (decrease) from capital share
               transactions.................................        (3,668,721)          6,874,840
                                                                 =============       =============
====================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS INTERNATIONAL GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                                  For the period
                                                                                   For the four                      from the
                                                                                   month period                    commencement
                                      For the year   For the year   For the year   September 1,   For the year    of operations
                                         ended          ended          ended       1998 through      ended       October 28, 1996
                                      December 31,   December 31,   December 31,   December 31,    August 31,        through
                                          2001           2000           1999           1998           1998       August 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................   $   9.81       $  21.13      $  11.55        $  12.39       $  11.90         $  10.00
                                       --------       --------      --------        --------       --------         --------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment loss...............      (0.03)         (0.13)        (0.13)          (0.04)         (0.07)           (0.05)
  Net realized and unrealized gain
    (loss) on investments...........      (3.04)         (6.88)        11.31           (0.25)          1.77             1.95
                                       --------       --------      --------        --------       --------         --------
        Total income (loss) from
          investment operations.....      (3.07)         (7.01)        11.18           (0.29)          1.70             1.90
                                       --------       --------      --------        --------       --------         --------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income..........................         --             --            --              --             --               --
  Distributions from capital
    gains...........................      (0.01)         (4.31)        (1.60)          (0.55)         (1.21)              --
                                       --------       --------      --------        --------       --------         --------
        Total distributions.........      (0.01)         (4.31)        (1.60)          (0.55)         (1.21)              --
                                       --------       --------      --------        --------       --------         --------
Net asset value, end of period......   $   6.73       $   9.81      $  21.13        $  11.55       $  12.39         $  11.90
                                       ========       ========      ========        ========       ========         ========
        Total Return................     (31.33)%       (33.53)%       98.94%          (2.04)%**      16.50%           19.00%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's)..........................   $170,227       $284,059      $466,571        $223,831       $229,088         $180,545
  Ratio of expenses before fees paid
    indirectly to average net
    assets..........................       1.88%          1.78%         1.82%           2.00%*         1.88%            2.11%*+
  Ratio of net expenses to average
    net assets......................       1.87%#         1.78%         1.82%           2.00%*         1.88%            2.11%*+
  Ratio of net investment loss to
    average net assets..............      (0.35)%#       (0.92)%       (1.03)%         (1.46)%*       (0.54)%          (0.67)%*+
  Portfolio turnover................     535.69%        404.21%       273.64%         116.28%**      219.78%          380.02%**
  Annualized portfolio turnover.....     535.69%        404.21%       273.64%         347.89%        219.78%          450.35%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
+ Such ratios are after transfer agent waivers. PFPC Inc., the transfer agent, waived a portion of its fee for the first ten months of the Fund's operations. # Such ratios are net of fees paid indirectly (see Note B).

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS INTERNATIONAL DISCOVERY FUND -- PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2001, the Driehaus International Discovery Fund returned -14.36%. This compares with a return of -21.44% for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE(R)) Index and -17.87% for the Lipper International Small Cap Fund Index for the same period.

    Since the fund's inception on December 31, 1998, the Driehaus International Discovery Fund posted an annualized return of 33.57%, compared with the MSCI EAFE(R) Index's -5.05% and the Lipper International Small Cap Fund Index's 4.58% over the same time.(1)

    During 2001, the global economic slowdown continued to lead to earnings disappointments in the overseas markets, with the developed markets, namely Western Europe and Japan, more adversely affected than emerging markets in Asia and Eastern Europe. In Asia, structural reforms undertaken as a result of 1998's financial crisis provided some protection, while several Eastern European countries are benefiting from an anticipated move into the European Union. In Japan, on the other hand, renewed hopes for restructuring following the election of a new prime minister soon faltered, and the country continues to face its worst recession since World War II. Western Europe chose not to follow the path of aggressive interest-rate cutting blazed by the U.S. and, in return, saw a meltdown across most sectors, including smaller high-growth stocks such as those traded on Germany's Neuer Markt.

    One of the unintentional consequences of the catastrophic events of September 11 was that central banks in the U.S. and Europe were pushed into further rate cuts which improved market sentiment. Once investors realized that the economic impact of terrorism could be fairly limited, the markets recovered. Technology stocks were one area that performed well during the fourth quarter, as investors anticipated increased purchases of data storage and network security, including internet security systems, that could help companies prevent and withstand terrorist attacks. During this period, we increased our investments in these areas of technology as well as biotechnology. However, even with the sharp rally of the fourth quarter, the markets could not achieve positive returns for the year.

    In 2001, our overweighting of emerging markets, particularly South Korea and Taiwan, and underweighting of Japan helped the fund outperform both the MSCI EAFE(R) and Lipper International Small Cap Fund indexes. As we reported in our semiannual letter, the emerging markets in general are benefiting from increased financial stability and positive political changes, which made them more resistant to the weakening of economies worldwide. South Korea turned out to be one of the major success stories of 2001, as restructuring efforts put into place after the Asian financial crisis streamlined corporations and improved the business environment, especially in the financial sector. At the same time, improving markets and lower interest rates boosted consumer sentiment. Over the past year, the fund was overweighted in South Korea, as we increased our allocation from 3% to almost 8%. Taiwan, where we invested approximately 5%, also performed well due to increased demand for technology products, in particular DVDs, digital cameras, and flat-panel LCD screens.

    Despite Japan's economic problems and our continued decision to underweight this country relative to the MSCI EAFE(R) index, we did find a number of plays in the Japanese small cap market, particularly the technology sector, that helped the fund's performance. These purchases drove our allocation to Japan as high as 18% in September, although by year end, our weighting had returned to the 6% level, relatively the same as when we began 2001.

    While Europe remained the largest weighting in the MSCI EAFE(R) index, we decided to underweight that region in favor of overweighting Asia, one of the few times we have allocated the fund in this manner. This decision was based on our belief that earnings in Asia would hold up better than European earnings. As we had anticipated, earnings in Europe continued to fall during the second half of 2001, and fallout from the bursting of the telecom bubble continued to be felt there. In general, our holdings in Europe remained somewhat defensive, with a focus on consumer sectors.

    During the second half of the year, based on the strong improvement we saw in order and inventory numbers, we selectively shifted more of the fund's assets into technology, raising our exposure from just under 9% at midyear to 23% as of December 31. This positioned the fund well for the rally in technology stocks during the fourth quarter. The environment in the financial sector -- characterized by lower interest rates and structural reforms, especially in Southeast Asia -- also led us to increase our weighting in that sector. Some of the redeployed assets came from the more defensive healthcare and energy sectors as well as from the energy sector as oil prices fell during the second half of 2001.

    In coming months, we plan to continue to focus on individual stock selection, looking for classic growth stories, that is, companies that are showing sequential growth rather than cyclical rebounds, taking market share, and reporting upward revisions in earnings and revenues. Because the international markets to a large degree remain inefficient in information dissemination, we believe our ability to leverage the expertise gained in managing other Driehaus international funds will enable us to continue to find the world's most dynamic stock ideas for the Driehaus International Discovery Fund.

Sincerely,


/s/ Emery R. Brewer                                      /s/ Eric J. Ritter
Emery R. Brewer                                          Eric J. Ritter, CFA
Senior Portfolio Manager                                 Portfolio Manager
February 15, 2002                                        February 15, 2002

---------------

(1) During these periods, the adviser reimbursed a portion of the fund's expenses; otherwise, the fund's returns may have been lower.

                     DRIEHAUS INTERNATIONAL DISCOVERY FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01
--------------------------------------------------------------------------------

                                               DRIEHAUS INTERNATIONAL      MSCI       LIPPER INTERNATIONAL
                                                     DISCOVERY            EAFE(R)          SMALL CAP
                                                    FUND (DRIDX)           INDEX           FUND INDEX
                                               ----------------------     -------     --------------------
  One Year                                            -14.36%             -21.44%           -17.87%
  Three Years                                          33.57%              -5.05%             4.58%
  Since Inception (12/31/98 -- 12/31/01)               33.57%              -5.05%             4.58%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                                                          LIPPER INTERNATIONAL
                                                          DRIDX                MSCI EAFE(R) INDEX         SMALL CAP FUND INDEX
                                                          -----                ------------------         --------------------
Dec 1998                                                  10000                       10000                       10000
Mar 1999                                                  10420                        9789                        9908
Jun 1999                                                  10830                        9759                       10071
Sep 1999                                                  12940                        9873                       10211
Dec 1999                                                  26990                       11589                       12749
Mar 2000                                                  41569                       12683                       17988
Jun 2000                                                  34352                       12181                       16226
Sep 2000                                                  31232                       11198                       15538
Dec 2000                                                  27823                       10898                       13927
Mar 2001                                                  24243                        9404                       12415
Jun 2001                                                  24703                        9306                       12769
Sep 2001                                                  20375                        8003                       10680
Dec 2001                                                  23828                        8809                       11439

    Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE(R)) Index with dividends reinvested and the Lipper International Small Cap Fund Index with reinvested dividends for the same period.

    The MSCI EAFE(R) Index is a widely recognized benchmark of non-U.S. stock markets. It is an unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper International Small Cap Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest at least 65% of assets in equity securities of non-United States companies with a market capitalization of less than $1 billion at time of purchase. Data is in U.S. dollars. Source:
Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                    Number        Market
                                      of           Value
                                    Shares       (Note A)
-----------------------------------------------------------
EQUITY SECURITIES -- 94.1%
-----------------------------------------------------------
EUROPE -- 51.7%
  UNITED KINGDOM -- 11.0%
    Acambis PLC**...............       69,260   $   353,310
    Biotrace International
      PLC**.....................      332,275       664,946
    Business Post Group PLC.....       31,000       151,821
    easyJet PLC**...............      161,578     1,104,089
    Egg PLC**...................       93,640       212,604
    Electronics Boutique PLC....      490,955       978,923
    ICAP PLC....................       49,485       624,783
    Jardine Lloyd Thompson Group
      PLC.......................       55,915       501,704
    New Look Group PLC..........      136,000       327,584
                                                -----------
                                                  4,919,764
                                                -----------
  GERMANY -- 7.8%
    Krones AG (Pref.)**.........       15,800       773,878
    Puma AG**...................       46,800     1,418,852
    Stada Arzneimittel AG.......       37,093     1,288,043
                                                -----------
                                                  3,480,773
                                                -----------
  FRANCE -- 6.1%
    Bigben Interactive..........        5,475       212,298
    M6 Metropole Television.....       15,360       437,638
    Marionnaud Parfumeries**....       20,056       971,442
    Rodriguez Group.............       10,329       588,589
    Silicon-On-Insulator
      Technologies**............       26,235       519,739
                                                -----------
                                                  2,729,706
                                                -----------
  SWEDEN -- 4.8%
    Axis Communications AB**....      230,000       548,157
    Clas Ohlson AB -- B.........       16,900       236,027
    D. Carnegie & Co. AB**......       15,500       193,571
    ORC Software AB.............       33,900       475,066
    Perbio Science AB**.........       21,100       342,961
    Proffice AB -- B............       99,800       366,293
                                                -----------
                                                  2,162,075
                                                -----------
  FINLAND -- 4.1%
    Aldata Solutions Oyj**......      123,400       227,436
    Hartwall Oyj................       30,850       629,020
    Nokian Renkaat Oyj..........       11,000       343,677
    TietoEnator Oyj.............       24,580       651,092
                                                -----------
                                                  1,851,225
                                                -----------
  ITALY -- 3.2%
    Merloni Elettrodomestici
      SpA.......................      155,220       815,405
    Recordati SpA...............       30,820       614,139
                                                -----------
                                                  1,429,544
                                                -----------
  RUSSIA -- 2.9%
    AO VimpelCom -- ADR**.......       23,700       617,385
    Rostelecom**................      381,000       347,663
    YUKOS**.....................       67,000       348,400
                                                -----------
                                                  1,313,448
                                                -----------

-----------------------------------------------------------
                                    Number        Market
                                      of           Value
                                    Shares       (Note A)
  GREECE -- 2.6%
    Chipita International SA....       41,170   $   323,313
    Cosmote Mobile
      Communications SA.........       81,785       831,598
                                                -----------
                                                  1,154,911
                                                -----------
  NORWAY -- 2.1%
    Frontline, Ltd..............       22,000       228,112
    Tandberg ASA**..............       31,940       712,209
                                                -----------
                                                    940,321
                                                -----------
  SWITZERLAND -- 1.9%
    Kaba Holding AG -- B........        1,405       346,957
    Micronas Semiconductor
      Holding AG**..............       23,680       494,198
                                                -----------
                                                    841,155
                                                -----------
  BELGIUM -- 1.8%
    Omega Pharma SA.............       17,984       814,237
                                                -----------
  LUXEMBOURG -- 1.2%
    Thiel Logistik AG**.........       27,894       548,879
                                                -----------
  NETHERLANDS -- 0.8%
    BE Semiconductor Industries
      NV**......................       42,600       368,680
                                                -----------
  AUSTRIA -- 0.7%
    Erste Bank der
      Oesterreichischen
      Sparkassen AG.............        6,170       327,969
                                                -----------
  DENMARK -- 0.7%
    Radiometer AS -- B..........       10,150       319,679
                                                -----------
    Total Europe................                 23,202,366
                                                -----------
FAR EAST -- 28.7%
  SOUTH KOREA -- 7.2%
    Anam Semiconductor, Inc.**..       53,200       229,649
    Hana Bank...................       58,268       749,699
    Hanaro Telecom, Inc.**......      116,750       443,534
    Kook Soon Dang Brewery Co.,
      Ltd. .....................       19,400       446,040
    LG Home Shopping, Inc.......        6,690       400,330
    LG Investment & Securities
      Co., Ltd.**...............       39,050       442,973
    Sindo Ricoh Co., Ltd. ......       14,000       553,179
                                                -----------
                                                  3,265,404
                                                -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                    Number        Market
                                      of           Value
                                    Shares       (Note A)
-----------------------------------------------------------
  JAPAN -- 6.0%
    Asgent, Inc.**..............           18   $   348,848
    Enplas Corp.................        1,400        27,934
    Faith, Inc.**...............           10       495,956
    Intelligent Wave, Inc. .....          170       700,443
    Pasona, Inc.**..............           15       203,724
    Thine Electronics, Inc......           93       908,286
                                                -----------
                                                  2,685,191
                                                -----------
  HONG KONG -- 4.6%
    ASM Pacific Technology,
      Ltd. .....................      116,500       229,329
    Clear Media, Ltd.**.........       66,000        48,244
    Fountain Set Holdings,
      Ltd.......................    2,024,000       329,640
    Roadshow Holdings, Ltd.**...    2,486,000       653,552
    TPV Technology, Ltd. .......    1,120,000       351,801
    Xinao Gas Holdings, Ltd.**..    1,514,000       451,413
                                                -----------
                                                  2,063,979
                                                -----------
  TAIWAN -- 4.5%
    Accton Technology Corp.**...       51,000       131,180
    Accton Technology Corp. --
      GDR**.....................      109,000       569,525
    Au Optronics Corp.**........      494,000       528,025
    Compal Electronics, Inc. --
      GDR.......................       49,300       300,730
    MediaTek, Inc. .............       28,000       470,534
                                                -----------
                                                  1,999,994
                                                -----------
  MALAYSIA -- 2.3%
    Berjaya Sports Toto
      Berhad....................      195,000       325,851
    Perusahaan Otomobil Nasional
      Berhad....................      331,000       701,188
                                                -----------
                                                  1,027,039
                                                -----------
  SINGAPORE -- 1.9%
    Hyflux, Ltd. ...............      790,000       406,445
    Venture Manufacturing
      (Singapore), Ltd. ........       62,000       446,575
                                                -----------
                                                    853,020
                                                -----------
  THAILAND -- 1.5%
    Kiatnakin Finance Public
      Co., Ltd. (Foreign).......      440,180       228,897
    Land and House Public Co.,
      Ltd. (Foreign)**..........      486,800       429,238
                                                -----------
                                                    658,135
                                                -----------
  INDIA -- 0.7%
    Gujarat Ambuja Cements,
      Ltd. -- GDR...............       77,600       312,340
                                                -----------
    Total Far East..............                 12,865,102
                                                -----------

-----------------------------------------------------------
                                    Number        Market
                                      of           Value
                                    Shares       (Note A)
NORTH AMERICA -- 10.7%
  CANADA -- 7.7%
    A.L.I. Technologies,
      Inc.**....................       36,460   $   433,977
    ATI Technologies, Inc.**....       35,100       441,977
    Forzani Group, Ltd -- A**...       25,300       242,498
    Genesis Microchip, Inc. --
      ADR**.....................       16,000     1,057,920
    Optimal Robotics Corp. --
      ADR -- A**................        6,530       231,489
    PanGeo Pharma, Inc.**.......      236,700       444,852
    WestJet Airlines, Ltd.**....       37,400       556,926
                                                -----------
                                                  3,409,639
                                                -----------
  MEXICO -- 2.5%
    Corporacion GEO SA de
      CV -- B**.................      222,590       354,453
    TV Azteca SA de CV -- ADR...      116,100       788,319
                                                -----------
                                                  1,142,772
                                                -----------
  UNITED STATES -- 0.5%
    UTStarcom, Inc.**...........        8,000       228,000
                                                -----------
    Total North America.........                  4,780,411
                                                -----------
MIDDLE EAST -- 1.6%
  TURKEY -- 1.6%
    Global Menkul Degerler
      AS**......................  377,600,000       713,677
                                                -----------
    Total Middle East...........                    713,677
                                                -----------
SOUTH AMERICA -- 1.4%
  BRAZIL -- 1.4%
    Tele Centro Oeste Celular
      Participacoes SA -- ADR...       88,800       621,600
                                                -----------
    Total South America.........                    621,600
                                                -----------
    Total Equity Securities
      (Cost $34,844,332)........                 42,183,156
                                                -----------
-----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $34,844,332)..........        94.1%   $42,183,156
  Other Assets in Excess of
    Liabilities.................         5.9%     2,663,908
                                  -----------   -----------
Net Assets......................       100.0%   $44,847,064
===========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis........................................   $35,225,914
                                                ===========
Gross Appreciation...........................   $ 7,440,328
Gross Depreciation...........................      (483,086)
                                                -----------
  Net Appreciation...........................   $ 6,957,242
                                                ===========

**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Airlines................................      3.7%
Appliances..............................      3.0%
Automobiles.............................      3.6%
Banking.................................      4.0%
Beverages...............................      1.4%
Beverages & Tobacco.....................      1.0%
Broadcast & Publishing Services.........      2.7%
Business & Publishing Services..........      5.0%
Communications..........................      0.1%
Construction............................      0.8%
Consumer Non-Durables/Multi-Industry....      2.2%
Consumer Services/Multi-Industry........      4.4%
Data Processing.........................      1.4%
Drugs...................................      1.4%
Electrical..............................      3.4%
Electrical & Electronics................      0.5%
Electronic Components...................      6.7%
Energy Sources..........................      1.8%
Financial Services......................      3.4%
Food & Household........................      0.7%
Health Care.............................      4.8%

                                          PERCENT OF
INDUSTRY                                  NET ASSETS
--------                                  ----------
Health/Multi-Industry...................      0.8%
Hospital Supplies.......................      1.0%
Industrial Components...................      1.2%
Insurance...............................      1.1%
Investments.............................      0.4%
Leisure & Tourism.......................      0.7%
Machinery & Engineering.................      1.7%
Merchandising...........................      3.5%
Office/Communications Equipment.........      1.9%
Other Computers.........................      0.5%
Real Estate.............................      1.0%
Recreation..............................      3.7%
Semiconductors/Components...............      2.4%
Services to the Medical Profession......      1.0%
Software & EDP Services.................      3.3%
Technology/Multi-Industry...............      6.8%
Telecommunications......................      5.0%
Textiles & Apparel......................      1.6%
Transportation -- Shipping..............      0.5%
Other Assets in Excess of Liabilities...      5.9%
                                            ------
TOTAL...................................    100.0%
                                            ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $34,844,332).........    $  42,183,156
    Foreign currency (Cost $220,388)........................          219,039
    Cash....................................................        3,269,873
    Receivables:
         Dividends..........................................           42,889
         Interest...........................................              411
         Investment securities sold.........................          893,531
         Fund shares sold...................................           92,875
    Prepaid expenses........................................            6,186
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL ASSETS...................................       46,707,960
                                                                -------------
-----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        1,730,997
         Fund shares redeemed...............................            1,610
         Due to affiliates..................................           55,259
         Net unrealized depreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            7,195
         Foreign taxes......................................            1,001
    Accrued expenses........................................           64,834
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        1,860,896
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS..................................................    $  44,847,064
                                                                =============
SHARES OUTSTANDING..........................................        2,167,012
                                                                =============
NET ASSET VALUE PER SHARE...................................    $       20.70
                                                                =============
=============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2001:
    Paid-in capital.........................................    $  58,215,300
    Undistributed net investment loss.......................          (76,809)
    Undistributed net realized loss.........................      (20,624,135)
    Unrealized net foreign exchange loss....................           (6,116)
    Unrealized net appreciation on investments..............        7,338,824
                                                                -------------
             NET ASSETS.....................................    $  44,847,064
                                                                =============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $36,609)..........................................    $    461,730
         Interest...........................................          71,642
         Other..............................................          14,485
                                                                ------------
-----------------------------------------------------------------------------
           Total income.....................................         547,857
                                                                ------------
-----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................         690,649
         Administration fee.................................         114,000
         Professional fees..................................          44,460
         Federal and state registration fees................          17,313
         Custodian fee......................................         147,349
         Transfer agent fees................................          47,968
         Trustees' fees.....................................           6,676
         Miscellaneous......................................          50,846
                                                                ------------
         Total expenses.....................................       1,119,261
                                                                ------------
-----------------------------------------------------------------------------
         Fees paid indirectly...............................         (11,675)
         Administration fee waived..........................         (36,388)
         Transfer agent fees waived.........................          (6,000)
                                                                ------------
           Net expenses.....................................       1,065,198
                                                                ------------
-----------------------------------------------------------------------------
             Net investment loss............................        (517,341)
                                                                ------------
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............     (10,164,507)
    Net realized foreign exchange loss......................        (394,616)
    Net change in unrealized foreign exchange loss..........           6,088
    Net change in unrealized appreciation of investments....       3,236,957
                                                                ------------
-----------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................      (7,316,078)
                                                                ------------
-----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ (7,833,419)
                                                                ============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year        For the year
                                                                      ended               ended
                                                                December 31, 2001   December 31, 2000
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................       $  (517,341)       $   (489,880)
         Net realized and unrealized loss on investments....        (7,316,078)        (17,217,668)
                                                                   -----------        ------------
-----------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................        (7,833,419)        (17,707,548)
                                                                   -----------        ------------
-----------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                --                  --
         Capital gains......................................                --          (1,875,068)
                                                                   -----------        ------------
             Total distributions to shareholders............                --          (1,875,068)
                                                                   -----------        ------------
-----------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................        12,730,144         107,349,551
         Reinvestment of distributions......................                --           1,818,165
         Cost of shares redeemed............................       (11,454,835)        (64,421,580)
                                                                   -----------        ------------
             Net increase in net assets derived from capital
               share transactions...........................         1,275,309          44,746,136
                                                                   -----------        ------------
             Total increase (decrease) in net assets........        (6,558,110)         25,163,520
                                                                   -----------        ------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------
    Beginning of period.....................................       $51,405,174        $ 26,241,654
                                                                   -----------        ------------
    End of period...........................................       $44,847,064        $ 51,405,174
                                                                   ===========        ============
=====================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................           596,047           3,068,790
         Shares reinvested..................................                --              74,332
         Shares redeemed....................................          (556,093)         (1,944,855)
                                                                   -----------        ------------
             Net increase from capital share transactions...            39,954           1,198,267
                                                                   ===========        ============
=====================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS INTERNATIONAL DISCOVERY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                    For the year         For the year         For the year
                                                        ended                ended                ended
                                                  December 31, 2001    December 31, 2000    December 31, 1999
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........        $  24.17             $  28.25             $  10.00
                                                      --------             --------             --------
  INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss.........................           (0.24)               (0.23)               (0.17)
  Net realized and unrealized gain (loss) on
    investments...............................           (3.23)               (2.95)               21.14
                                                      --------             --------             --------
         Total income (loss) from investment
           operations.........................           (3.47)               (3.18)               20.97
                                                      --------             --------             --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income........              --                   --                   --
  Distributions from capital gains............              --                (0.90)               (2.72)
                                                      --------             --------             --------
         Total distributions..................              --                (0.90)               (2.72)
                                                      --------             --------             --------
Net asset value, end of period................        $  20.70             $  24.17             $  28.25
                                                      ========             ========             ========
         Total Return.........................          (14.36)%             (11.29)%             213.65%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)........        $ 44,847             $ 51,405             $ 26,242
  Ratio of expenses before fees paid
    indirectly to average net assets..........            2.34%+               2.10%+               2.43%+
  Ratio of net expenses to average net
    assets....................................            2.31%+#              2.10%+               2.43%+
  Ratio of net investment loss to average net
    assets....................................           (1.12)%+#            (0.85)%+             (1.60)%+
  Portfolio turnover..........................          612.64%              407.96%              267.86%

--------------------------------------------------------------------------------

+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 (commencement of operations) through December 31, 2001. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first forty-two months of its operations. For the period from December 31, 1998 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.50% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.40% of average net assets.

# Such ratios are net of fees paid indirectly (see Note B).

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS EUROPEAN OPPORTUNITY FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2001, the Driehaus European Opportunity Fund returned -21.56%. This compares with a return of -19.90% for the Morgan Stanley Capital International (MSCI) Europe Index and -22.67% for the Lipper European Region Fund Index for the same period.

    Since the fund's inception on December 31, 1998, the Driehaus European Opportunity Fund posted an annualized return of 26.83%, compared with the MSCI Europe Index's -5.26% and the Lipper European Region Fund Index's -1.33% over the same time.(1)

    During 2001, a major factor in the fund's performance was the impact of the global economic downturn on European markets. As we reported in our semiannual letter to shareholders, the hope that Europe might offer a haven from problems in the U.S. economy went unrealized, due in part to the European Central Bank's failure to stimulate the region's economies through aggressive interest rate cuts. As a result, European markets in general turned in some of their worst performances in years.

    Even though the market fundamentals in Europe began 2001 in comparatively better shape than those in America, by March the U.S. technology sell-off had spread across the Atlantic. This was followed by a trying summer for equity trading, as liquidity dried up, taking a toll on performance, especially among small and midcap stocks. Powerful sector rotation also contributed to a very difficult market environment. The impact of this combination of factors on growth stocks was reflected in the dismal performance of the national markets for high-growth companies, including Germany's Neuer Markt and Italy's Nuovo Mercato. With the general sentiment already negative, the events of September 11 precipitated an even sharper drop across the region's markets.

    As the mood darkened in Europe during the first nine months of the year, the fund gradually moved out of sectors considered to be aggressive -- technology, media, telecommunications -- and into more defensive names, especially in the pharmaceuticals and biotech industries, which performed well as bearish sentiment prevailed. After the steep declines that followed September 11, however, we believed that the time to be so defensively positioned had ended, and we began to reposition the fund by shifting from heavier weightings in consumer services and healthcare back into selected technology and telecom shares. These shifts enabled the fund to participate in the late-year European market rally from its onset and resulted in very strong fourth-quarter performance. Our decision to reduce our exposure to the energy sector also benefited the fund, as oil prices sank in the second half of the year. At year end, the fund's largest weighting was the financial services sector, although -- given its generally defensive nature -- we remained underweight in this sector relative to the index.

    Throughout 2001, the fund's heaviest country weighting remained the UK, which also constitutes the largest component of the MSCI Europe Index. Although the UK market posted a loss for the year, the country was still among the region's better performers, aided by the British government's more aggressive approach to interest rate easing. The UK is expected to continue to demonstrate modest growth in 2002 and, because of the close links between the British economy and that of the U.S., could be among the first countries to stage a recovery. The fund's performance also benefited from our decision to allocate just over 5% to Russia, where government leadership and reforms helped the country become one of the few to end 2001 in the positive column.

    As we look ahead, we believe the investment environment in Europe will remain challenging, but promising. If the U.S. economy begins a strong recovery, Europe should recover along the same lines. On the other hand, if the U.S. recession continues, Europe should be somewhat sheltered from current American economic problems. The present level of the euro and the potential for further interest rate cuts by Europe's central banks could contribute to an overall improvement in regional conditions. In this environment, we plan to remain focused on individual stock selection, investing in the best growth companies we can find.

Sincerely,

/s/ Ivo St. Kovachev
Ivo St. Kovachev
Portfolio Manager
February 15, 2002

---------------

(1) During these periods, the adviser reimbursed a portion of the fund's expenses; otherwise, the fund's returns may have been lower.

                       DRIEHAUS EUROPEAN OPPORTUNITY FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01
--------------------------------------------------------------------------------

                                              DRIEHAUS EUROPEAN
                                                 OPPORTUNITY                             LIPPER EUROPEAN
                                                FUND (DREOX)      MSCI EUROPE INDEX     REGION FUND INDEX
                                              -----------------   -----------------     -----------------
  One Year                                         -21.56%             -19.90%               -22.67%
  Three Years                                       26.83%              -5.26%                -1.33%
  Since Inception (12/31/98 -- 12/31/01)            26.83%              -5.26%                -1.33%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                                                         LIPPER EUROPEAN REGION
                                                          DREOX                 MSCI EUROPE INDEX              FUND INDEX
                                                          -----                 -----------------        ----------------------
Dec 1998                                                  10000                       10000                       10000
Mar 1999                                                  10880                       10139                       10375
Jun 1999                                                  14200                       10397                       11780
Sep 1999                                                  16570                       10853                       12703
Dec 1999                                                  31365                       12696                       16292
Mar 2000                                                  38550                       11599                       14049
Jun 2000                                                  31660                       11232                       13327
Sep 2000                                                  29710                       10411                       12590
Dec 2000                                                  26007                       10617                       12421
Mar 2001                                                  20767                        8969                       10343
Jun 2001                                                  20125                        8790                       10172
Sep 2001                                                  17311                        7726                        8710
Dec 2001                                                  20400                        8504                        9605

    Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI) Europe Index with dividends reinvested and the Lipper European Region Fund Index with dividends reinvested for the same period.

    The MSCI Europe Index is a recognized benchmark of European stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 European countries. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper European Region Fund Index is an equally weighted managed index of the 30 largest qualifying funds that invest in equity securities with primary trading markets or operations concentrated in the European region or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 95.4%
----------------------------------------------------------
EUROPE -- 91.8%
  UNITED KINGDOM -- 27.4%
    Acambis PLC**..............       44,000   $   224,453
    Alizyme PLC**..............       80,000        62,292
    Azlan Group PLC**..........      120,000       233,157
    Barclays PLC**.............       11,500       380,772
    Biotrace International
      PLC**....................      200,000       400,239
    Celsis International
      PLC**....................      500,000       112,795
    Chemring Group PLC**.......       60,000       320,919
    CRC Group PLC**............       70,000       241,453
    easyJet PLC**..............       85,000       580,819
    Egg PLC**..................      189,450       430,136
    Electronics Boutique PLC...      280,000       558,296
    ICAP PLC...................       45,000       568,157
    Jardine Lloyd Thompson
      Group PLC................       65,000       583,220
    Jarvis PLC.................       65,000       515,580
    Man Group PLC..............       20,000       346,970
    Protherics PLC**...........      260,000       136,227
    SkyePharma PLC**...........      150,000       133,716
    Torex PLC..................       30,000       317,644
    Vodafone Group PLC.........      200,000       523,221
    WPP Group PLC..............       26,000       287,590
                                               -----------
                                                 6,957,656
                                               -----------
  FRANCE -- 10.2%
    M6 Metropole Television....        7,500       213,690
    Marine-Wendel SA...........        4,265       258,227
    Marionnaud Parfumeries**...        7,000       339,055
    Orange SA**................       90,000       815,762
    Prismaflex
      International**..........        8,750       249,306
    Silicon-On-Insulator
      Technologies**...........       16,000       316,974
    Wavecom SA**...............       11,000       413,313
                                               -----------
                                                 2,606,327
                                               -----------
  GERMANY -- 8.8%
    Grenkeleasing AG**.........        2,685        46,498
    IPC Archtec AG**...........        9,800       314,125
    Puma AG**..................       25,000       757,933
    Stada Arzneimittel AG......       18,500       642,407
    Swing! Entertainment Media
      AG**.....................       51,300       184,989
    Volkswagen AG (Pref.)......        4,500       139,633
    Zapf Creation AG...........        6,500       150,474
                                               -----------
                                                 2,236,059
                                               -----------
  ITALY -- 7.5%
    Cassa di Risparmio di
      Firenze SpA..............      261,000       268,409
    Merloni Elettrodomestici
      SpA......................      111,000       583,108
    Recordati SpA..............       23,000       458,313
    Telecom Italia SpA.........      115,000       614,360
                                               -----------
                                                 1,924,190
                                               -----------

----------------------------------------------------------
                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
  NETHERLANDS -- 6.8%
    ASM International NV**.....        9,000   $   174,291
    BE Semiconductor Industries
      NV**.....................       30,000       259,634
    Koninklijke (Royal) Philips
      Electronics NV...........       10,000       297,208
    Koninklijke Vendex KBB NV..       43,000       489,298
    Van der Moolen Holding NV..       18,000       516,864
                                               -----------
                                                 1,737,295
                                               -----------
  SWITZERLAND -- 6.7%
    Actelion, Ltd.**...........       10,500       493,287
    Converium Holding AG**.....        5,000       243,030
    Credit Suisse Group**......       10,000       426,432
    Micronas Semiconductor
      Holding AG**.............       20,000       417,397
    SEZ Holding AG.............        2,500       118,654
                                               -----------
                                                 1,698,800
                                               -----------
  RUSSIA -- 5.0%
    AO VimpelCom -- ADR**......       18,500       481,925
    LUKOIL -- ADR..............        8,000       391,949
    RAO Unified Energy System
       -- GDR..................       26,000       408,980
                                               -----------
                                                 1,282,854
                                               -----------
  FINLAND -- 4.3%
    Hartwall Oyj...............       23,000       468,961
    Nokia Oyj..................       10,000       257,853
    Nokian Renkaat Oyj.........       12,000       374,920
                                               -----------
                                                 1,101,734
                                               -----------
  SWEDEN -- 2.7%
    Perbio Science AB**........       14,500       235,684
    Svenska Cellulosa
      AB -- B..................       17,000       465,123
                                               -----------
                                                   700,807
                                               -----------
  SPAIN -- 2.5%
    Grupo Ferrovial SA.........       36,000       631,135
                                               -----------
  DENMARK -- 2.2%
    Novo Nordisk AS -- B**.....        5,000       204,481
    Radiometer AS -- B.........        6,000       188,973
    SimCorp AS.................        6,000       161,669
                                               -----------
                                                   555,123
                                               -----------
  GREECE -- 2.1%
    Cosmote Mobile
      Communications SA........       21,500       218,614
    Hellenic
      Tellecommunications
      Organization SA..........       20,000       325,878
                                               -----------
                                                   544,492
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
  NORWAY -- 1.6%
    Smedvig ASA -- A...........       17,600   $   143,244
    Tandberg ASA**.............       12,000       267,580
                                               -----------
                                                   410,824
                                               -----------
  BELGIUM -- 1.4%
    Omega Pharma SA............        8,000       362,205
                                               -----------
  LUXEMBOURG -- 1.3%
    Thiel Logistik AG**........       17,500       344,353
                                               -----------
  AUSTRIA -- 1.3%
    Erste Bank der
      Oesterreichischen
      Sparkassen AG............        6,200       329,564
                                               -----------
    Total Europe...............                 23,423,418
                                               -----------
MIDDLE EAST -- 3.6%
  TURKEY -- 2.0%
    Global Menkul Degerler
      AS**.....................  125,000,000       236,254
    Turkcell Iletisim
      Hizmetleri AS -- ADR**...       13,500       277,155
                                               -----------
                                                   513,409
                                               -----------
  ISRAEL -- 1.6%
    TTI Team Telecom
      International, Ltd. --
      ADR**....................       16,000       400,320
                                               -----------
    Total Middle East..........                    913,729
                                               -----------
    Total Equity Securities
      (Cost $20,440,162).......                 24,337,147
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $20,440,162).........        95.4%   $24,337,147
  Other Assets in Excess of
    Liabilities................         4.6%     1,174,868
                                 -----------   -----------
Net Assets.....................       100.0%   $25,512,015
----------------------------------------------------------
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $20,918,648
                                               ===========
Gross Appreciation..........................   $ 3,958,138
Gross Depreciation..........................      (539,639)
                                               -----------
  Net Appreciation..........................   $ 3,418,499
                                               ===========

**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Airlines...............................      2.3%
Appliances.............................      3.5%
Automobiles............................      2.0%
Banking................................      6.4%
Beverages..............................      1.8%
Broadcast & Publishing Services........      1.8%
Business & Publishing Services.........      1.7%
Construction...........................      3.7%
Consumer Non-Durables/Multi-Industry...      1.9%
Consumer Services/Multi-Industry.......      2.5%
Drugs..................................      1.8%
Electrical.............................      3.7%
Electrical & Electronics...............      1.0%
Electrical Utilities...................      1.6%
Electronic Components..................      5.9%
Financial Services.....................      7.1%
Food & Household.......................      1.4%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Forest Products........................      1.8%
Health Care............................      8.6%
Health/Multi-Industry..................      0.9%
Insurance..............................      3.2%
Machinery & Engineering................      1.3%
Merchandising..........................      4.1%
Office/Communications Equipment........      1.9%
Oil....................................      1.5%
Other Computers........................      1.6%
Recreation.............................      3.0%
Software & EDP Services................      1.3%
Technology/Multi-Industry..............      2.6%
Telecommunications.....................     10.9%
Transportation/Multi-Industry..........      2.0%
Transportation -- Shipping.............      0.6%
Other Assets in Excess of
  Liabilities..........................      4.6%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $20,440,162).........    $  24,337,147
    Cash....................................................        1,192,779
    Receivables:
         Dividends..........................................           51,338
         Interest...........................................              343
         Investment securities sold.........................        1,486,254
         Fund shares sold...................................              300
         Net unrealized appreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            2,345
    Prepaid expenses........................................            6,036
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL ASSETS...................................       27,076,542
                                                                -------------
-----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        1,478,368
         Fund shares redeemed...............................           12,671
         Due to affiliates..................................           16,245
    Accrued expenses........................................           57,243
                                                                -------------
-----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        1,564,527
                                                                -------------
-----------------------------------------------------------------------------
NET ASSETS..................................................    $  25,512,015
                                                                =============
SHARES OUTSTANDING..........................................        1,275,058
                                                                =============
NET ASSET VALUE PER SHARE...................................    $       20.01
                                                                =============
=============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2001:
    Paid-in capital.........................................    $  38,502,636
    Undistributed net investment loss.......................          (13,292)
    Undistributed net realized loss.........................      (16,876,234)
    Unrealized net foreign exchange gain....................            1,920
    Unrealized net appreciation on investments..............        3,896,985
                                                                -------------
             NET ASSETS.....................................    $  25,512,015
                                                                =============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable taxes of
          $34,759)..........................................    $   430,536
         Interest...........................................         60,198
                                                                -----------
----------------------------------------------------------------------------
           Total income.....................................        490,734
                                                                -----------
----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        439,143
         Administration fee.................................        114,000
         Professional fees..................................         40,316
         Federal and state registration fees................         16,417
         Custodian fee......................................        131,174
         Transfer agent fees................................         44,088
         Trustees' fees.....................................          5,509
         Miscellaneous......................................         35,279
                                                                -----------
         Total expenses.....................................        825,926
                                                                -----------
----------------------------------------------------------------------------
         Fees paid indirectly...............................         (7,600)
         Administration fee waived..........................        (47,078)
         Transfer agent fees waived.........................         (6,000)
         Expense reimbursement from advisor.................       (158,106)
                                                                -----------
           Net expenses.....................................        607,142
                                                                -----------
----------------------------------------------------------------------------
             Net investment loss............................       (116,408)
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............     (9,517,488)
    Net realized foreign exchange loss......................       (258,191)
    Net change in unrealized foreign exchange loss..........         13,343
    Net change in unrealized appreciation of investments....        824,287
                                                                -----------
----------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................     (8,938,049)
                                                                -----------
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(9,054,457)
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year         For the year
                                                                      ended                ended
                                                                December 31, 2001    December 31, 2000
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................      $   (116,408)        $    (651,594)
         Net realized and unrealized loss on investments....        (8,938,049)          (14,726,969)
                                                                  ------------         -------------
------------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................        (9,054,457)          (15,378,563)
                                                                  ------------         -------------
------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                --                    --
         Capital gains......................................                --              (837,159)
                                                                  ------------         -------------
             Total distributions to shareholders............                --              (837,159)
                                                                  ------------         -------------
------------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................         9,470,178           160,830,347
         Reinvestment of distributions......................                --               832,293
         Cost of shares redeemed............................       (17,002,740)         (125,345,174)
                                                                  ------------         -------------
             Net increase (decrease) in net assets derived
               from capital share transactions..............        (7,532,562)           36,317,466
                                                                  ------------         -------------
             Total increase (decrease) in net assets........       (16,587,019)           20,101,744
                                                                  ------------         -------------
------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $ 42,099,034         $  21,997,290
                                                                  ------------         -------------
    End of period...........................................      $ 25,512,015         $  42,099,034
                                                                  ============         =============
======================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................           456,134             4,306,545
         Shares reinvested..................................                --                32,845
         Shares redeemed....................................          (831,485)           (3,504,105)
                                                                  ------------         -------------
             Net increase (decrease) from capital share
               transactions.................................          (375,351)              835,285
                                                                  ============         =============
======================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS EUROPEAN OPPORTUNITY FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                    For the year        For the year        For the year
                                                        ended               ended               ended
                                                  December 31, 2001   December 31, 2000   December 31, 1999
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period............      $ 25.51             $ 26.99             $ 10.00
                                                      -------             -------             -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss...........................        (0.09)              (0.39)              (0.11)
  Net realized and unrealized gain (loss) on
    investments.................................        (5.41)              (0.60)              17.10
                                                      -------             -------             -------
         Total income (loss) from investment
           operations...........................        (5.50)              (0.99)              16.99
                                                      -------             -------             -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income..........           --                  --                  --
  Distributions from capital gains..............           --               (0.49)                 --
                                                      -------             -------             -------
         Total distributions....................           --               (0.49)                 --
                                                      -------             -------             -------
Net asset value, end of period..................      $ 20.01             $ 25.51             $ 26.99
                                                      =======             =======             =======
         Total Return...........................       (21.56)%             (3.64)%            169.90%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)..........      $25,512             $42,099             $21,997
  Ratio of expenses before fees paid indirectly
    to average net assets.......................         2.10%+              2.04%+              2.10%+
  Ratio of net expenses to average net assets...         2.07%+#             2.04%+              2.10%+
  Ratio of net investment loss to average net
    assets......................................        (0.40)%+#           (1.21)%+            (1.26)%+
  Portfolio turnover............................       587.41%             500.76%             214.90%

--------------------------------------------------------------------------------
+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1998 (commencement of operations) through December 31, 2001. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first forty-two months of its operations. For the period from December 31, 1998 (the commencement of operations) through June 30, 2002 the Fund's operating expense cap will be 2.10% of average net assets.
# Such ratios are net of fees paid indirectly (see Note B).

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
        DRIEHAUS ASIA PACIFIC GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2001, the Driehaus Asia Pacific Growth Fund returned -19.54%. This compares with a return of -20.73% for the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Free Index and -17.88% for the Lipper Pacific Region Fund Index for the same period.

    Since the fund's inception on December 31, 1997, the Driehaus Asia Pacific Growth Fund posted an annualized return of 19.53%, compared with the MSCI All Country Asia Pacific Free Index's -2.04% and the Lipper Pacific Region Fund Index's -1.99% over the same time.(1)

    In the Asia/Pacific region, 2001 began with expectations that the election of Japanese Prime Minister Junichiro Koizumi might finally bring about the structural reforms that would put that country's economy on a healthier footing. Despite ongoing discussions of the critical need for banking reform, ways to end to deficit spending, and deregulation of the economy, no progress was made on any of these points, marking almost 14 years of inaction since the peak of the Japanese stock market in 1989. Japan subsequently endured yet another year of poor performance, marked by mounting bad loans, record unemployment, and a worsening recession.

    Japan's lack of progress was even more remarkable compared with the advances in restructuring made by other countries in the region, especially South Korea and Thailand, following the Asian financial crisis of 1998. South Korea offered one of the best restructuring success stories of the year, as a boom in bank mergers, reduced interest rates, and 25% growth in consumer loans added up to strong performance for that country's financial sector. A similar consolidation trend in Singapore is expected to lead to improved earnings and profit margins in the banking industry there. In Thailand, smaller banks that focused on the consumer also saw strong growth based on lower interest rates and growing home and auto sales.

    For the year, one of the primary factors in the fund's performance was our continued trimming of our Japanese exposure. Although that country remained our largest weighting throughout 2001, the fund cut back from a Japan allocation of as much as 70% during the first quarter to just over 22% at year end. Since Japan accounts for approximately 60% of the MSCI All Country Asia Pacific Free Index, we are now significantly underweighted in Japan.

    Our shift of assets was based on both Japan's lack of structural reform as well as the progress on this front that we saw in other Southeast Asia economies. By year end, our allocation to South Korea had risen from 5% to 18% and from 1% to almost 13% in Taiwan. Our combined weighting in these two countries now totals more than our weighting in Japan. Over the year, we also increased our exposure to other emerging markets in Southeast Asia -- Thailand, Malaysia, Indonesia, the Philippines, and Singapore -- from around 4% to 12%. These countries also offer the advantage of two-track markets -- a domestic market as well as exports -- which enhances our ability to find growth companies in which to invest. Japan, by comparison, is largely an export market, heavily dependent on growth in the U.S. and Europe and, of course, adversely impacted by the economic slowdown in these two regions.

    At the beginning of 2001, the fund was overweighted defensively, which hampered our performance during the first quarter. In subsequent months, as the recession in the U.S. economy continued to impact the export markets of this region, we moved to more broadly diversify the fund. Then, following the steep decline in global markets after September 11, we began to actively reposition the fund to a more aggressive stance. One of the countries we trimmed in line with this decision was Australia, where we cut our exposure from nearly 20% to less than 5%. From a sector perspective, we significantly increased our weighting in technology from around 6% to almost 23% at year end. Much of this increase involved investments in Taiwanese companies that manufacture flat-panel screens and components for digital products, such as digital cameras and DVDs, two areas of dramatic growth. Other sector shifts included an increased exposure to financial services, based on the banking reforms discussed earlier, and a decrease in our exposure to the more defensive healthcare sector.

    Looking ahead to 2002, we believe that the Asia/Pacific region, with the exception of Japan, should continue to benefit from restructuring advances, lower interest rates, and strong consumption trends, as evidenced by strong fourth-quarter 2001 performance. Since this region is more export-driven than any other region in the world, a U.S.-led recovery would enhance this potential. Even if the recovery is slower to take shape, many of these countries have completed the types of structural improvements that should make them more attractive to investors, and we believe that Southeast Asia will continue to offer strong upside growth potential.

Sincerely,

/s/ Eric J. Ritter
Eric J. Ritter, CFA
Portfolio Manager
February 15, 2002

---------------

(1) During these periods, the adviser reimbursed a portion of the fund's expenses; otherwise, the fund's returns may have been lower.

                       DRIEHAUS ASIA PACIFIC GROWTH FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01
--------------------------------------------------------------------------------

                                                   DRIEHAUS ASIA            MSCI
                                                   PACIFIC GROWTH       ALL COUNTRY          LIPPER PACIFIC
                                                        FUND            ASIA PACIFIC          REGION FUND
                                                      (DRAPX)            FREE INDEX              INDEX
                                                   --------------       ------------         --------------
  One Year                                            -19.54%             -20.73%               -17.88%
  Three Years                                          27.33%              -3.52%                -1.67%
  Since Inception (12/31/97 -- 12/31/01)               19.53%              -2.04%                -1.99%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                              MSCI ALL COUNTRY ASIA       LIPPER PACIFIC REGION
                                                          DRAPX                PACIFIC FREE INDEX              FUND INDEX
                                                          -----               ---------------------       ---------------------
Dec 1997                                                10000.00                    10000.00                    10000.00
                                                         9950.00                    10462.00                    10282.00
Jun 1998                                                 8500.00                     9261.00                     8880.00
                                                         8300.00                     8058.00                     8081.00
Dec 1998                                                 9900.00                    10203.00                     9705.00
                                                        12160.00                    11336.00                    10443.00
Jun 1999                                                16940.00                    12932.00                    12887.00
                                                        21940.00                    13984.00                    13647.00
Dec 1999                                                36084.00                    16290.00                    17308.00
                                                        38271.00                    16455.00                    16825.00
Jun 2000                                                30635.00                    15352.00                    14815.00
                                                        26679.00                    13526.00                    13055.00
Dec 2000                                                25399.00                    11704.00                    11237.00
                                                        21857.00                    10843.00                    10193.00
Jun 2001                                                21886.00                    10903.00                    10456.00
                                                        18373.00                     8882.00                     8488.00
Dec 2001                                                20436.00                     9272.00                     9204.00

    Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI AC) All Country Asia Pacific Free Index with dividends reinvested and the Lipper Pacific Region Fund Index with dividends reinvested for the same period.

    The MSCI All Country Asia Pacific Free Index is a recognized benchmark of Asian and Pacific Basin stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 15 Asian and Pacific Basin countries. This index aims to capture 85 percent of the free float adjusted market capitalization in each industry group in each country. Data is in U.S. dollars. Source: Morgan Stanley Capital International.

    The Lipper Pacific Region Fund Index is an equally weighted managed index of the 10 largest qualifying funds that invest in securities with primary trading markets concentrated in the Western Pacific Basin or a single country within this region. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 86.4%
----------------------------------------------------------
FAR EAST -- 85.5%
  JAPAN -- 22.3%
    Asgent, Inc.**...............         14   $   271,326
    Canon, Inc. .................      5,000       172,059
    Eneserve Corp. ..............      6,600       236,686
    Enplas Corp. ................      4,100        81,806
    EPS Co., Ltd. ...............          9       159,316
    Faith, Inc.**................          6       297,574
    Fujisawa Pharmaceutical Co.,
      Ltd. ......................      6,000       138,257
    Intelligent Wave, Inc. ......        130       535,632
    JGC Corp. ...................     21,000       154,944
    Murata Manufacturing Co.,
      Ltd. ......................      2,900       173,920
    Nintendo Co., Ltd. ..........      1,200       210,133
    Nissan Motor Co., Ltd. ......     37,000       196,208
    Nitto Denko Corp. ...........      9,100       210,385
    Pasona, Inc.**...............         29       393,865
    Sega Corp.**.................     10,200       203,518
    SMC Corp. ...................      1,800       183,214
    Sony Corp.**.................      3,200       146,254
    Thine Electronics, Inc. .....         57       556,691
    Tokyo Electron, Ltd. ........      1,500        73,592
    UMC Japan**..................         19       173,966
                                               -----------
                                                 4,569,346
                                               -----------
  SOUTH KOREA -- 17.8%
    Anam Semiconductor, Inc.**...     23,590       101,831
    CJ39 Shopping Corp. .........      8,750       239,484
    Hana Bank....................     53,089       683,060
    Hanaro Telecom, Inc.**.......     22,330        84,832
    Hanaro Telecom, Inc. --
      ADR**......................     31,100       110,716
    Hyundai Marine & Fire
      Insurance Co., Ltd.**......      9,200       230,438
    Kook Soon Dang Brewery Co.,
      Ltd. ......................      8,727       200,658
    Kookmin Bank.................      8,734       331,156
    Kumgang Korea Chemical Co.,
      Ltd. ......................      2,580       214,100
    LG Home Shopping, Inc. ......      3,065       183,410
    LG Investment & Securities
      Co., Ltd.**................     17,740       201,238
    Pohang Iron & Steel Co.,
      Ltd. -- ADR................      4,200        96,600
    Samsung Electro Mechanics
      Co., Ltd. .................      7,510       250,429
    Samsung Electronics Co.,
      Ltd. ......................        950       201,789
    Samsung Fire & Marine
      Insurance Co., Ltd. .......      3,840       163,715
    Sindo Ricoh Co., Ltd. .......      9,030       356,800
                                               -----------
                                                 3,650,256
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
  HONG KONG -- 15.0%
    ASM Pacific Technology,
      Ltd. ......................    101,500   $   199,802
    Cathay Pacific Airways,
      Ltd. ......................     78,000       100,028
    China Rare Earth Holdings,
      Ltd. ......................    870,000       245,452
    China Unicom,
      Ltd. -- ADR**..............     17,200       192,124
    Clear Media, Ltd.**..........     58,000        42,396
    CNOOC, Ltd. -- ADR...........      7,500       144,750
    Fountain Set Holdings,
      Ltd. ......................    924,000       150,488
    Global Bio-chem Technology
      Group Co., Ltd. ...........    704,000       246,017
    Hang Seng Bank, Ltd. ........     13,200       145,155
    Henderson Land Development
      Co., Ltd. .................     38,000       171,534
    I-Cable Communications,
      Ltd.**.....................    489,000       297,871
    Kowloon Motor Bus Holdings,
      Ltd. ......................     36,400       154,976
    Roadshow Holdings, Ltd.**....  1,410,000       370,679
    TPV Technology, Ltd. ........  1,324,000       415,879
    Xinao Gas Holdings, Ltd.**...    688,000       205,133
                                               -----------
                                                 3,082,284
                                               -----------
  TAIWAN -- 12.6%
    Accton Technology Corp. --
      GDR**......................     51,000       266,475
    Amtran Technology Co.,
      Ltd. ......................     56,000       101,629
    Au Optronics Corp.**.........    441,000       471,374
    Compal Electronics, Inc. --
      GDR........................     31,250       190,625
    Lite-On It Corp.**...........     76,000       230,237
    MediaTek, Inc. ..............     39,000       655,386
    Premier Image Technology
      Corp. -- GDR...............     15,310       150,421
    Quanta Computer, Inc. .......     46,000       149,871
    Taiwan Semiconductor
      Manufacturing Co.,
      Ltd.**.....................     85,400       213,561
    Yuanta Core Pacific
      Securities Co.**...........    230,000       158,417
                                               -----------
                                                 2,587,996
                                               -----------
  SINGAPORE -- 5.5%
    Allgreen Properties, Ltd. ...    288,000       160,650
    DBS Group Holdings, Ltd. ....     23,000       171,893
    Hyflux, Ltd. ................    631,000       324,641
    Singapore Airlines, Ltd. ....     25,000       148,930
    Singapore Press Holdings,
      Ltd. ......................     13,000       153,480
    Venture Manufacturing
      (Singapore), Ltd. .........     25,000       180,070
                                               -----------
                                                 1,139,664
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
  MALAYSIA -- 4.7%
    Berjaya Sports Toto Berhad...     89,000   $   148,722
    IOI Corp. Berhad.............    154,000       155,619
    Malayan Banking Berhad.......     45,600        99,599
    Perusahaan Otomobil Nasional
      Berhad.....................    147,000       311,404
    Public Finance Berhad........    121,000       151,566
    Telekom Malaysia Berhad**....     38,000       102,999
                                               -----------
                                                   969,909
                                               -----------
  AUSTRALIA -- 3.2%
    Coca-Cola Amatil, Ltd. ......     47,950       146,804
    Cochlear, Ltd. ..............      8,725       203,213
    Lend Lease Corp., Ltd. ......     22,730       151,840
    St. George Bank, Ltd. .......     16,300       155,261
                                               -----------
                                                   657,118
                                               -----------
  THAILAND -- 1.7%
    Kiatnakin Finance Public Co.,
      Ltd. (Foreign).............    298,100       155,015
    Land and House Public Co.,
      Ltd. (Foreign)**...........    223,000       196,631
                                               -----------
                                                   351,646
                                               -----------
  INDIA -- 1.7%
    Gujarat Ambuja Cements,
      Ltd. -- GDR................     36,400       146,510
    Infosys Technologies, Ltd. --
      ADR........................      3,300       204,600
                                               -----------
                                                   351,110
                                               -----------
  CHINA -- 1.0%
    China Southern Airlines Co.,
      Ltd. -- H**................    688,000       198,516
                                               -----------
    Total Far East...............               17,557,845
                                               -----------
NORTH AMERICA -- 0.9%
  UNITED STATES -- 0.9%
    UTStarcom, Inc.**............      6,700       190,950
                                               -----------
    Total North America..........                  190,950
                                               -----------
    Total Equity Securities (Cost
      $15,490,104)...............               17,748,795
                                               -----------

----------------------------------------------------------
                                    Number       Market
                                      of          Value
                                    Shares      (Note A)
----------------------------------------------------------
  TOTAL INVESTMENTS
    (COST $15,490,104)...........      86.4%   $17,748,795
  Other Assets in Excess of
    Liabilities..................      13.6%     2,797,666
                                   ---------   -----------
Net Assets.......................     100.0%   $20,546,461
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $15,693,996
                                               ===========
Gross Appreciation..........................   $ 2,376,066
Gross Depreciation..........................      (321,267)
                                               -----------
  Net Appreciation..........................   $ 2,054,799
                                               ===========

**Non-income producing security.

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Airlines...............................      1.0%
Appliances.............................      2.5%
Automobiles............................      2.5%
Banking................................      7.7%
Beverages & Tobacco....................      1.7%
Broadcast & Publishing Services........      1.9%
Building Materials.....................      1.0%
Business & Publishing Services.........      6.2%
Communications.........................      0.8%
Computer Manufacturers.................      0.7%
Consumer Services/Multi-Industry.......      2.6%
Data Processing........................      0.8%
Drugs..................................      0.7%
Electrical.............................      2.1%
Electrical & Electronics...............      2.7%
Electronic Components..................     15.8%
Energy Sources.........................      1.0%
Financial Services.....................      3.2%
Food & Household.......................      1.2%
Health/Multi-Industry..................      0.8%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Industrial Components..................      3.7%
Insurance..............................      1.9%
Leisure & Tourism......................      0.7%
Machinery & Engineering................      1.7%
Medical Supplies.......................      1.0%
Metals -- Steel........................      0.5%
Miscellaneous Materials................      1.8%
Oil....................................      0.7%
Office/Communications Equipment........      0.9%
Real Estate............................      3.3%
Recreation.............................      2.0%
Software & EDP Services................      2.4%
Technology/Multi-Industry..............      2.0%
Telecommunications.....................      2.4%
Telephone Utilities....................      0.9%
Textiles & Apparel.....................      1.6%
Transportation -- Air..................      1.2%
Transportation -- R & R................      0.8%
Other Assets in Excess of
  Liabilities..........................     13.6%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $15,490,104).........    $17,748,795
    Foreign currency (Cost $365,497)........................        365,955
    Cash....................................................      5,145,820
    Receivables:
         Dividends..........................................          5,167
         Interest...........................................            438
         Net unrealized appreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            223
    Prepaid expenses........................................          5,664
    Deferred organizational costs...........................          5,900
                                                                -----------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     23,277,962
                                                                -----------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................      2,664,367
         Fund shares redeemed...............................          1,718
         Due to affiliates..................................          8,955
         Foreign taxes......................................          1,208
    Accrued expenses........................................         55,253
                                                                -----------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................      2,731,501
                                                                -----------
----------------------------------------------------------------------------
NET ASSETS..................................................    $20,546,461
                                                                ===========
SHARES OUTSTANDING..........................................      1,529,222
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     13.44
                                                                ===========
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2001:
    Paid-in capital.........................................    $24,433,757
    Undistributed net investment loss.......................        (77,717)
    Undistributed net realized loss.........................     (6,062,625)
    Unrealized net foreign exchange loss....................         (5,645)
    Unrealized net appreciation on investments..............      2,258,691
                                                                -----------
             NET ASSETS.....................................    $20,546,461
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $16,178)..........................................    $    175,362
         Interest...........................................          53,474
         Other..............................................           7,551
                                                                ------------
-----------------------------------------------------------------------------
           Total income.....................................         236,387
                                                                ------------
-----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................         281,033
         Administration fee.................................         114,000
         Professional fees..................................          38,258
         Federal and state registration fees................          18,247
         Custodian fee......................................         111,397
         Transfer agent fees................................          40,197
         Trustees' fees.....................................           4,983
         Amortization of organization costs.................           5,810
         Miscellaneous......................................          37,940
                                                                ------------
         Total expenses.....................................         651,865
                                                                ------------
-----------------------------------------------------------------------------
         Fees paid indirectly...............................          (9,500)
         Expense reimbursement from advisor.................        (183,553)
                                                                ------------
           Net expenses.....................................         458,812
                                                                ------------
-----------------------------------------------------------------------------
             Net investment loss............................        (222,425)
                                                                ------------
-----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............      (5,279,871)
    Net realized foreign exchange loss......................        (243,256)
    Net change in unrealized foreign exchange loss..........          34,445
    Net change in unrealized appreciation of investments....       1,351,714
                                                                ------------
-----------------------------------------------------------------------------
             Net realized and unrealized loss on
              investments...................................      (4,136,968)
                                                                ------------
-----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $ (4,359,393)
                                                                ============
=============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year         For the year
                                                                      ended                ended
                                                                December 31, 2001    December 31, 2000
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment loss................................      $    (222,425)       $    (249,367)
         Net realized and unrealized loss on investments....         (4,136,968)         (10,228,037)
                                                                  -------------        -------------
------------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................         (4,359,393)         (10,477,404)
                                                                  -------------        -------------
------------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................                 --                   --
         Capital gains......................................           (676,407)          (4,280,849)
                                                                  -------------        -------------
             Total distributions to shareholders............           (676,407)          (4,280,849)
                                                                  -------------        -------------
------------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................         14,859,203          148,256,728
         Reinvestment of distributions......................            674,606            4,261,874
         Cost of shares redeemed............................         (9,006,571)        (148,737,389)
                                                                  -------------        -------------
             Net increase in net assets derived from capital
               share transactions...........................          6,527,238            3,781,213
                                                                  -------------        -------------
             Total increase (decrease) in net assets........          1,491,438          (10,977,040)
                                                                  -------------        -------------
------------------------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------------------------
    Beginning of period.....................................      $  19,055,023        $  30,032,063
                                                                  -------------        -------------
    End of period...........................................      $  20,546,461        $  19,055,023
                                                                  =============        =============
======================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................            979,554            5,366,948
         Shares reinvested..................................             49,531              237,828
         Shares redeemed....................................           (602,786)          (5,464,594)
                                                                  -------------        -------------
             Net increase from capital share transactions...            426,299              140,182
                                                                  =============        =============
======================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                       DRIEHAUS ASIA PACIFIC GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                       For the period
                                                                                                          from the
                                                                                       For the three    commencement
                                                                                       month period    of operations
                                                                                        October 1,      December 31,
                                       For the year      For the year   For the year       1998             1997
                                           ended            ended          ended          through         through
                                       December 31,      December 31,   December 31,   December 31,    September 30,
                                           2001              2000           1999           1998             1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................    $  17.28          $  31.19      $   9.90         $  8.30          $ 10.00
                                        --------          --------      --------         -------          -------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment loss...............       (0.15)            (0.23)        (0.23)          (0.04)           (0.02)
  Net realized and unrealized gain
    (loss) on investments...........       (3.22)            (8.83)        25.85            1.64            (1.68)
                                        --------          --------      --------         -------          -------
        Total income (loss) from
          investment operations.....       (3.37)            (9.06)        25.62            1.60            (1.70)
                                        --------          --------      --------         -------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income..........................          --                --            --              --               --
  Distributions from capital
    gains...........................       (0.47)            (4.85)        (4.33)             --               --
                                        --------          --------      --------         -------          -------
        Total distributions.........       (0.47)            (4.85)        (4.33)             --               --
                                        --------          --------      --------         -------          -------
Net asset value, end of period......    $  13.44          $  17.28      $  31.19         $  9.90          $  8.30
                                        ========          ========      ========         =======          =======
        Total Return................      (19.54)%          (29.61)%      264.49%          19.28%**        (17.00)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's)..........................    $ 20,546          $ 19,055      $ 30,032         $ 4,965          $ 3,582
  Ratio of expenses before fees paid
    indirectly to average net
    assets..........................        2.50%+            2.36%+        2.60%+          2.95%*+          2.95%*+
  Ratio of net expenses to average
    net assets......................        2.45%+#           2.36%+        2.60%+          2.95%*+          2.95%*+
  Ratio of net investment loss to
    average net assets..............       (1.19)%+#         (0.76)%+      (1.88)%+        (2.64)%*+        (0.45)%*+
  Portfolio turnover................      710.11%           648.73%       362.55%          92.40%**        283.59%**
  Annualized portfolio turnover.....      710.11%           648.73%       362.55%         366.60%          379.16%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 (commencement of operations) through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.95% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.50% of average net assets.
# Such ratios are net of fees paid indirectly (see Note B).

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
      DRIEHAUS EMERGING MARKETS GROWTH FUND -- PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

    For the year ended December 31, 2001, the Driehaus Emerging Markets Growth Fund returned -1.98%. This compares with a return of -2.37% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and -3.50% for the Lipper Emerging Markets Fund Index for the same period.

    Since the fund's inception on December 31, 1997, the Driehaus Emerging Markets Growth Fund posted an annualized return of 9.07%, compared with the MSCI Emerging Markets Free Index's -4.22% and the Lipper Emerging Markets Fund Index's -4.73% over the same time.(1)

    The emerging markets began 2001 with a fairly sizable rally as the U.S. Federal Reserve launched an aggressive rate-cutting program and investors anticipated a speedy economic recovery that would benefit the emerging markets as a whole. However, continued poor economic data from the U.S., weak earnings, and disappointments from the technology and telecommunication sector, particularly the semiconductor and wireless industry, quickly ended the rally, and the markets continued to sell off through September. Following the September 11 terrorist attacks, the decline became even more pronounced, as markets in the export-dependent emerging economies reflected the turmoil in the U.S. By the beginning of the fourth quarter, however, investors sensed a potential bottom, sentiment shifted, and a late rally lifted the performance of many of the emerging markets.

    Among the emerging markets that performed well in 2001 was South Korea, which ranked as the top global performer for the year. Since the Asian financial crisis of 1998, South Korea has adopted a serious attitude toward restructuring on both the political and corporate fronts. The country is now benefiting from this head-on approach to its problems, as well as resurgence in consumer confidence and spending. During 2001, South Korea and other Southeast Asian countries that have undertaken reform, such as Taiwan and Thailand, proved reasonably resistant to the general downturn in the global economy, including pressure from the weakening yen, and finished the year with positive returns.

    In Eastern Europe, despite negative annual returns in much of the region, countries such as Hungary, Poland, and the Czech Republic benefited from improving economies and the emergence of a consumer middle class. As interest rates were lowered over the past year, the demand for consumer loans grew, especially mortgage loans, which previously had been virtually nonexistent in Eastern Europe. Expectations are that these three countries as well as Estonia and Slovenia could enter the European Union within the next four years, and we anticipate further fundamental improvements as this transition takes place, much as we saw when Greece and Portugal entered the EU.

    Much of the bad news for emerging markets in 2001 centered on South America, as the financial crisis in Argentina worsened, with the country ultimately defaulting on its debt. While this situation had ramifications for the rest of South America, particularly Brazil, the outcome had been forecast for so long that its impact on the emerging markets in general was minimal.

    Over the past year, our country allocation decisions helped the fund outperform both the MSCI and Lipper emerging markets indexes. By the end of 2001, we had moved the fund from an underweighted position in South Korea and Taiwan to an overweighted one, based on improving monthly and quarterly figures, primarily in the semiconductor and other electronic outsourcing areas. By December 31, 2001, these two countries accounted for almost 33% of the fund's investments, up from 15% a year earlier. The fund also had an 11% exposure to Mexico, which managed to remain immune to the troubles in neighboring South America and turned in a positive performance for 2001. We were also overweight in Eastern Europe as well as in Russia, where strong government leadership, consumer spending, and various fiscal reforms resulted in market gains. The fund also benefited from the fact that we had no exposure to Argentina and remained neutral in Brazil.

    From a sector perspective, the fund was defensively positioned at the beginning of 2001, with less than 21% allocated to technology, media, and telecommunications. Over the year, we gradually moved the fund to a more aggressive position, increasing our weightings in these three sectors to a total of more than 37% by December 31, 2001. This shift resulted from a recovery in revenues and earnings, in addition to improving capacity utilization, and pricing and declining inventories, especially in the semiconductor group. We also continued to heavily weight the financial sector, based on the lower interest rate environment as well as positive developments in the banking industry particularly in South Korea and Eastern Europe.

    For the three years ended December 31, 2001, the emerging markets, as measured by the MSCI Emerging Markets Free Index, posted an annualized return of 4.08%, compared with an annualized return of -1.04% for the Standard & Poor's 500 Stock Composite Index. In our opinion, this indicates a strong comeback for the emerging markets as well as their continued viability as an asset class. Several emerging economies had their debt upgraded in 2001, and this trend should continue in 2002, sparking further investment in these markets. Over the next 12 months, we expect to see this group, particularly South Korea, Taiwan, and Mexico, continue to benefit from lower interest rates, improved liquidity, and fiscal and political reforms, especially in the event of a U.S.-led recovery.

Sincerely,

/s/ Emery R. Brewer
Emery R. Brewer
Portfolio Manager
February 15, 2002

---------------

(1) During these periods, the adviser reimbursed a portion of the fund's expenses; otherwise, the fund's returns may have been lower.

                     DRIEHAUS EMERGING MARKETS GROWTH FUND

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/01
--------------------------------------------------------------------------------

                                            DRIEHAUS EMERGING     MSCI EMERGING
                                             MARKETS GROWTH       MARKETS FREE       LIPPER EMERGING
                                              FUND (DREGX)            INDEX         MARKETS FUND INDEX
                                            -----------------     -------------     ------------------
  One Year                                        -1.98%             -2.37%               -3.50%
  Three Years                                     17.50%              4.08%                4.06%
  Since Inception (12/31/97 -- 12/31/01)           9.07%             -4.22%               -4.73%

    Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

[PERFORMANCE GRAPH]

                                                                              MSCI EMERGING MARKETS          LIPPER EMERGING
                                                          DREGX                    FREE INDEX              MARKETS FUND INDEX
                                                          -----               ---------------------        ------------------
Dec 1997                                                10000.00                    10000.00                    10000.00
                                                        10550.00                    10722.00                    10512.00
Jun 1998                                                 9520.00                     8183.00                     8300.00
                                                         7560.00                     6504.00                     6331.00
Dec 1998                                                 8730.00                     7679.00                     7313.00
                                                         9380.00                     8663.00                     7894.00
Jun 1999                                                12230.00                    10926.00                     9880.00
                                                        11480.00                    10374.00                     9190.00
Dec 1999                                                18696.00                    12964.00                    12357.00
                                                        22169.00                    13603.00                    12614.00
Jun 2000                                                18686.00                    12316.00                    11171.00
                                                        16599.00                    10678.00                     9792.00
Dec 2000                                                14447.00                     9225.00                     8539.00
                                                        13255.00                     8773.00                     7951.00
Jun 2001                                                14011.00                     9067.00                     8437.00
                                                        11232.00                     7087.00                     6696.00
Dec 2001                                                14161.00                     8972.00                     8240.00

    Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

    The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund's commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International (MSCI EMF) Emerging Markets Free Index with dividends reinvested and the Lipper Emerging Markets Fund Index with dividends reinvested for the same period.

    The MSCI Emerging Markets Free Index is a recognized benchmark of Emerging Markets stock markets. It is an unmanaged index of a sample of companies representative of the market structure of 26 Emerging Markets countries. This index aims to capture 85 percent of the free float adjusted market capitalization in each industry group in each country. Data is in U.S. dollars.
Source: Morgan Stanley Capital International.

    The Lipper Emerging Markets Fund Index is an equally weighted managed index of the 30 largest qualifying funds. Funds in this index seek long-term capital appreciation by investing at least 65% of their total assets in emerging market equity securities, where "emerging markets" is defined by a country's per-capita GNP or other economic measure. Data is in U.S. dollars. Source: Lipper Analytical Services.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
EQUITY SECURITIES -- 95.6%
----------------------------------------------------------
FAR EAST -- 47.7%
  SOUTH KOREA -- 19.4%
    Hana Bank...................      43,371   $   558,025
    Hanaro Telecom, Inc.**......      54,040       205,299
    Honam Petrochemical Corp. ..      21,990       294,651
    Humax Co., Ltd. ............      19,285       466,158
    Hyundai Mobis...............      11,490       165,330
    Kookmin Bank................      12,296       466,190
    LG Home Shopping, Inc. .....       4,030       241,156
    NCsoft Corp.................         810        96,201
    Pacific Corp. ..............       5,170       519,558
    Samsung Electronics Co.,
      Ltd. .....................       2,820       598,995
    Sindo Ricoh Co., Ltd. ......       7,120       281,331
    Tae Young, Co. .............       9,720       292,303
    You Eal Electronics Co.,
      Ltd.**....................       9,075        92,926
                                               -----------
                                                 4,278,123
                                               -----------
  TAIWAN -- 13.1%
    Accton Technology Corp. --
      GDR**.....................      69,479       363,028
    Asustek Computer, Inc. --
      GDR.......................           1             5
    Au Optronics Corp.**........     343,000       366,624
    Lite-On It Corp.**..........      37,000       112,089
    MediaTek, Inc. .............      22,000       369,705
    Quanta Computer, Inc. ......     118,250       385,267
    Realtek Semiconductor
      Corp. ....................     115,000       562,017
    Taiwan Semiconductor
      Manufacturing Co.,
      Ltd.**....................     162,000       405,115
    Taiwan Semiconductor
      Manufacturing Co., Ltd. --
      ADR**.....................      10,921       187,514
    Windbond Electronics,
      Corp. ....................     159,000       115,421
                                               -----------
                                                 2,866,785
                                               -----------
  HONG KONG -- 5.1%
    China Mobile, Ltd.**........      59,000       207,692
    Clear Media, Ltd.**.........      61,000        44,589
    Global Bio-chem Technology
      Group Co., Ltd. ..........     860,000       300,532
    Roadshow Holdings, Ltd.**...   1,269,000       333,611
    Xinao Gas Holdings, Ltd.**..     792,000       236,142
                                               -----------
                                                 1,122,566
                                               -----------
  MALAYSIA -- 4.2%
    Berjaya Sports Toto
      Berhad....................     183,000       305,799
    Mesiniaga Berhad............      94,000       108,346
    Perusahaan Otomobil Nasional
      Berhad....................     239,000       506,296
                                               -----------
                                                   920,441
                                               -----------

----------------------------------------------------------
                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
  THAILAND -- 2.7%
    Big C Supercenter Public
      Co., Ltd. (Foreign)**.....     218,240   $    96,710
    Golden Land Property
      Development Public Co.,
      Ltd.**....................     493,600       124,990
    Home Product Center Public
      Co., Ltd. (Foreign)**.....   1,160,000       102,283
    Land and House Public Co.,
      Ltd. (Foreign)**..........     313,255       276,214
                                               -----------
                                                   600,197
                                               -----------
  INDIA -- 1.5%
    Mahindra & Mahindra,
      Ltd. -- GDR**.............      77,640       135,870
    Satyam Computer Services,
      Ltd. -- ADR...............      16,815       184,629
                                               -----------
                                                   320,499
                                               -----------
  CHINA -- 0.7%
    Dazhong Transportation Group
      Co., Ltd. --
      GDR -- B..................     160,000       153,120
                                               -----------
  SINGAPORE -- 0.6%
    Hyflux, Ltd. ...............     244,000       125,535
                                               -----------
  PHILIPPINES -- 0.4%
    Equitable PCI Bank,
      Inc.**....................     201,600        95,721
                                               -----------
    Total Far East..............                10,482,987
                                               -----------
EUROPE -- 15.3%
  RUSSIA -- 6.8%
    AO VimpelCom -- ADR**.......       4,500       117,225
    LUKOIL -- ADR...............       5,490       268,975
    Mobile Telesystems --
      ADR**.....................       9,376       334,348
    RAO Unified Energy
      System -- GDR.............      22,561       354,885
    Rostelecom**................     182,460       166,495
    Sberbank RF**...............       3,180       235,606
                                               -----------
                                                 1,477,534
                                               -----------
  GREECE -- 2.6%
    Chipita International SA....      38,700       303,916
    Cosmote Mobile
      Communications SA --
      GDR.......................      13,525       275,044
                                               -----------
                                                   578,960
                                               -----------
  POLAND -- 2.5%
    Bank Polska Kasa Opieki
      SA -- GDR**...............      20,670       413,400
    ComputerLand SA**...........       4,898       130,129
                                               -----------
                                                   543,529
                                               -----------

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
----------------------------------------------------------
  UNITED KINGDOM -- 1.4%
    BHP Billiton PLC............      62,443   $   317,172
                                               -----------
  CZECH REPUBLIC -- 1.3%
    Ceska Sporitelna AS**.......      33,900       282,660
                                               -----------
  HUNGARY -- 0.7%
    OTP Bank -- GDR.............       2,600       154,180
                                               -----------
    Total Europe................                 3,354,035
                                               -----------
NORTH AMERICA -- 10.7%
  MEXICO -- 10.7%
    Alfa SA -- A................     159,500       178,835
    America Movil SA de CV --
      ADR -- L..................      31,700       617,515
    Corporacion GEO SA de
      CV -- B**.................     145,795       232,164
    Embotelladoras Arca
      SA -- B**.................      40,800       102,795
    Grupo Financiero BBVA
      Bancomer SA de CV --
      O**.......................     407,500       373,342
    Grupo Televisa SA --
      ADR**.....................       9,935       428,993
    Wal-Mart de Mexico SA de
      CV -- V...................     153,295       417,992
                                               -----------
                                                 2,351,636
                                               -----------
    Total North America.........                 2,351,636
                                               -----------
SOUTH AMERICA -- 9.3%
  BRAZIL -- 8.5%
    Banco Itau SA (Pref.).......   3,000,000       228,510
    Comphania Paranaense de
      Energie-Copel -- B
      (Pref.)...................  49,200,000       357,742
    Companhia Paranaense de
    Energia-Copel -- B -- ADR...       7,200        56,520
    Companhia Vale do Rio
      Doce -- A (Pref.).........      10,000       232,418
    Gerdau SA (Pref.)...........  33,800,000       313,059
    Telemig Celular
      Participacoes SA -- ADR...       8,910       335,194
    Telesp Celular Participacoes
      SA -- ADR.................      36,780       340,583
                                               -----------
                                                 1,864,026
                                               -----------
  CHILE -- 0.8%
    S.A.C.I. Falabella SA.......     226,015       184,600
                                               -----------
    Total South America.........                 2,048,626
                                               -----------
MIDDLE EAST -- 7.8%
  TURKEY -- 5.0%
    Aksa Akrilik Kimya Sanayii
      AS........................  29,942,800       493,902
    Dogan Yayin Holding AS**....  36,535,000        58,381
    Global Menkul Degerler
      AS**...................... 137,573,000       260,018
    Turkcell Iletisim Hizmetleri
      AS -- ADR**...............      13,420       275,513
                                               -----------
                                                 1,087,814
                                               -----------

----------------------------------------------------------
                                   Number        Market
                                     of           Value
                                   Shares       (Note A)
  ISRAEL -- 2.8%
    Orbotech, Ltd. -- ADR**.....       5,200   $   161,980
    TTI Team Telecom
      International, Ltd. --
      ADR**.....................      18,080       452,362
                                               -----------
                                                   614,342
                                               -----------
    Total Middle East...........                 1,702,156
                                               -----------
AFRICA -- 4.8%
  SOUTH AFRICA -- 4.8%
    Anglo American Platinum
      Corp., Ltd. ..............       7,830       291,659
    Energy Africa, Ltd.**.......      86,200       229,963
    Murray & Roberts Holdings,
      Ltd.**....................     211,580       128,765
    Nedcor, Ltd. ...............      10,500       108,720
    Sasol, Ltd. ................      33,350       293,047
                                               -----------
                                                 1,052,154
                                               -----------
    Total Africa................                 1,052,154
                                               -----------
    Total Equity Securities
      (Cost $17,141,429)........                20,991,594
                                               -----------
----------------------------------------------------------
RIGHTS -- 0.0%
----------------------------------------------------------
FAR EAST -- 0.0%
  THAILAND -- 0.0%
    TelecomAsia Corp. Public
      Co., Ltd. (Foreign) --
      Rights**..................      27,883             0
                                               -----------
    Total Rights (Cost $0)......                         0
                                               -----------
----------------------------------------------------------
  TOTAL INVESTMENTS (COST
    $17,141,429)................       95.6%   $20,991,594
  Other Assets In Excess of
    Liabilities.................        4.4%       961,867
                                 -----------   -----------
Net Assets......................      100.0%   $21,953,461
==========================================================
  The federal income tax basis and unrealized appreciation
  (depreciation) for all investments is as follows:
Basis.......................................   $18,301,743
                                               ===========
Gross Appreciation..........................   $ 3,969,116
Gross Depreciation..........................    (1,279,265)
                                               -----------
  Net Appreciation..........................   $ 2,689,851
                                               ===========

**Non-income producing security.
      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      SCHEDULE OF INVESTMENTS BY INDUSTRY
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Appliances.............................      1.3%
Automobiles............................      2.3%
Automotive Manufacturing...............      0.6%
Banking................................     10.9%
Basic Industries/Multi-Industry........      0.6%
Beverages & Tobacco....................      0.5%
Broadcast & Publishing Services........      2.0%
Business & Publishing Services.........      2.1%
Capital Goods/Multi-Industry...........      0.8%
Chemicals..............................      5.0%
Communications.........................      0.2%
Computer Manufacturers.................      2.6%
Construction...........................      2.4%
Data Processing........................      0.4%
Electrical & Electronics...............      3.3%
Electrical Utilities...................      3.5%
Electronic Components..................     11.4%
Energy Sources.........................      2.1%
Financial Services.....................      3.6%

                                         PERCENT OF
INDUSTRY                                 NET ASSETS
--------                                 ----------
Food & Household.......................      2.7%
Investments............................      0.3%
Leisure & Tourism......................      1.4%
Merchandising..........................      0.8%
Metals -- Nonferrous...................      3.5%
Metals -- Steel........................      1.4%
Miscellaneous Materials................      1.1%
Office/Communications Equipment........      0.5%
Oil....................................      1.2%
Other Computers........................      2.8%
Real Estate............................      1.8%
Retailing -- Goods.....................      2.4%
Software & EDP Services................      1.3%
Technology/Multi-Industry..............      1.7%
Telecommunications.....................     12.6%
Textiles & Apparel.....................      3.8%
Transportation/Multi-Industry..........      0.7%
Other Assets in Excess of
  Liabilities..........................      4.4%
                                           ------
TOTAL..................................    100.0%
                                           ======

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at market value (Cost $17,141,429).........    $20,991,594
    Foreign currency (Cost $336,214)........................        336,699
    Cash....................................................        773,362
    Receivables:
         Dividends..........................................         55,448
         Interest...........................................            154
         Investment securities sold.........................        544,454
         Fund shares sold...................................        150,000
         Net unrealized appreciation on unsettled foreign
          currency forward contracts from transaction
          hedges............................................            392
    Prepaid expenses........................................          5,746
    Deferred organizational costs...........................          5,897
                                                                -----------
----------------------------------------------------------------------------
             TOTAL ASSETS...................................     22,863,746
                                                                -----------
----------------------------------------------------------------------------
LIABILITIES:
    Payables:
         Investment securities purchased....................        838,926
         Due to affiliates..................................         11,660
         Foreign taxes......................................          2,365
    Accrued expenses........................................         57,334
                                                                -----------
----------------------------------------------------------------------------
             TOTAL LIABILITIES..............................        910,285
                                                                -----------
----------------------------------------------------------------------------
NET ASSETS..................................................    $21,953,461
                                                                ===========
SHARES OUTSTANDING..........................................      1,653,792
                                                                ===========
NET ASSET VALUE PER SHARE...................................    $     13.27
                                                                ===========
============================================================================
NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2001:
    Paid-in capital.........................................    $26,991,211
    Undistributed net investment loss.......................        (57,966)
    Undistributed net realized loss.........................     (8,830,949)
    Unrealized net foreign exchange gain....................          1,000
    Unrealized net appreciation on investments..............      3,850,165
                                                                -----------
             NET ASSETS.....................................    $21,953,461
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT LOSS:
    Income:
         Dividends (Net of non-reclaimable foreign taxes of
          $37,569)..........................................    $   346,468
         Interest...........................................         32,320
         Other..............................................          9,429
                                                                -----------
----------------------------------------------------------------------------
           Total income.....................................        388,217
                                                                -----------
----------------------------------------------------------------------------
    Expenses:
         Investment advisory fee............................        344,057
         Administration fee.................................        114,000
         Professional fees..................................         39,116
         Federal and state registration fees................         14,706
         Custodian fee......................................        134,364
         Transfer agent fees................................         39,980
         Trustees' fees.....................................          5,284
         Amortization of organization costs.................          5,846
         Miscellaneous......................................         32,756
         Interest...........................................          1,659
                                                                -----------
         Total expenses.....................................        731,768
                                                                -----------
----------------------------------------------------------------------------
         Fees paid indirectly...............................         (3,344)
         Expense reimbursement from advisor.................       (158,362)
                                                                -----------
           Net expenses.....................................        570,062
                                                                -----------
----------------------------------------------------------------------------
             Net investment loss............................       (181,845)
                                                                -----------
----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss from security transactions............     (3,736,120)
    Net realized foreign exchange loss......................       (302,175)
    Net change in unrealized foreign exchange loss..........          3,076
    Net change in unrealized appreciation of investments....      3,070,277
                                                                -----------
----------------------------------------------------------------------------
             Net realized and unrealized loss on
             investments....................................       (964,942)
                                                                -----------
----------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $(1,146,787)
                                                                ===========
============================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  For the year        For the year
                                                                      ended               ended
                                                                December 31, 2001   December 31, 2000
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
    Operations:
         Net investment income (loss).......................       $  (181,845)       $    179,245
         Net realized and unrealized loss on investments....          (964,942)         (8,341,827)
                                                                   -----------        ------------
-----------------------------------------------------------------------------------------------------
             Net decrease in net assets resulting from
               operations...................................        (1,146,787)         (8,162,582)
                                                                   -----------        ------------
-----------------------------------------------------------------------------------------------------
    Distributions to shareholders:
         Net investment income..............................           (48,969)                 --
         Capital gains......................................                --          (1,018,955)
                                                                   -----------        ------------
             Total distributions to shareholders............           (48,969)         (1,018,955)
                                                                   -----------        ------------
-----------------------------------------------------------------------------------------------------
    Capital share transactions:
         Proceeds from shares sold..........................         8,090,989          33,294,739
         Reinvestment of distributions......................            48,957           1,017,745
         Cost of shares redeemed............................        (9,148,876)        (11,509,814)
                                                                   -----------        ------------
             Net increase (decrease) in net assets derived
               from capital share transactions..............        (1,008,930)         22,802,670
                                                                   -----------        ------------
             Total increase (decrease) in net assets........        (2,204,686)         13,621,133
                                                                   -----------        ------------
-----------------------------------------------------------------------------------------------------
NET ASSETS:
-----------------------------------------------------------------------------------------------------
    Beginning of period.....................................       $24,158,147        $ 10,537,014
                                                                   -----------        ------------
    End of period...........................................       $21,953,461        $ 24,158,147
                                                                   ===========        ============
=====================================================================================================
    Capital share transactions are as follows:
         Shares issued......................................           646,866           1,800,067
         Shares reinvested..................................             3,786              75,781
         Shares redeemed....................................          (776,986)           (669,548)
                                                                   -----------        ------------
             Net increase (decrease) from capital share
               transactions.................................          (126,334)          1,206,300
                                                                   ===========        ============
=====================================================================================================

     Notes to Financial Statements are an integral part of this Statement.

--------------------------------------------------------------------------------
                     DRIEHAUS EMERGING MARKETS GROWTH FUND
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
    The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                                                       For the period
                                                                                                          from the
                                                                                       For the three    commencement
                                                                                       month period    of operations
                                                                                        October 1,      December 31,
                                       For the year      For the year   For the year       1998             1997
                                           ended            ended          ended          through         through
                                       December 31,      December 31,   December 31,   December 31,    September 30,
                                           2001              2000           1999           1998             1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................    $  13.57          $  18.36      $   8.73         $  7.56          $ 10.00
                                        --------          --------      --------         -------          -------
  INCOME (LOSS) FROM INVESTMENT
    OPERATIONS:
  Net investment income (loss)......       (0.11)             0.10         (0.14)          (0.03)           (0.03)
  Net realized and unrealized gain
    (loss) on investments...........       (0.16)            (4.28)        10.05            1.20            (2.41)
                                        --------          --------      --------         -------          -------
        Total income (loss) from
          investment operations.....       (0.27)            (4.18)         9.91            1.17            (2.44)
                                        --------          --------      --------         -------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment
    income..........................       (0.03)               --            --              --               --
  Distributions from capital
    gains...........................          --             (0.61)        (0.28)             --               --
                                        --------          --------      --------         -------          -------
        Total distributions.........       (0.03)            (0.61)        (0.28)             --               --
                                        --------          --------      --------         -------          -------
Net asset value, end of period......    $  13.27          $  13.57      $  18.36         $  8.73          $  7.56
                                        ========          ========      ========         =======          =======
        Total Return................       (1.98)%          (22.73)%      114.16%          15.48%**        (24.40)%**
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in
    000's)..........................    $ 21,953          $ 24,158      $ 10,537         $ 4,028          $ 3,487
  Ratio of expenses before fees paid
    indirectly to average net
    assets..........................        2.50%+            2.50%+        2.58%+          2.75%*+          2.75%*+
  Ratio of net expenses to average
    net assets......................        2.49%+#           2.50%+        2.58%+          2.75%*+          2.75%*+
  Ratio of net investment income
    (loss) to average net assets....       (0.79)%+#          0.78%+       (1.29)%+        (1.23)%*+        (0.49)%*+
  Portfolio turnover................      505.50%           375.47%       366.53%          82.60%**        261.21%**
  Annualized portfolio turnover.....      505.50%           375.47%       366.53%         327.69%          349.24%

--------------------------------------------------------------------------------
 * Annualized
** Not Annualized
+ Such ratios are after administrative agent and transfer agent waivers and adviser expense reimbursements, when applicable. PFPC Inc., the administrative agent and transfer agent, waived a portion of its fees from December 31, 1997 (commencement of operations) through December 31, 2000. The adviser agreed to absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) will not exceed the fund's operating expense cap for the first fifty-four months of its operations. For the period from December 31, 1997 (the commencement of operations) through May 31, 1999 the Fund's operating expense cap was 2.75% of average net assets. For the period June 1, 1999 through June 30, 2002 the operating expense cap has been reduced to 2.50% of average net assets.
#  Such ratios are net of fees paid indirectly (see Note B).

      Notes to Financial Statements are an integral part of this Schedule.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    The DRIEHAUS MUTUAL FUNDS (the "TRUST") is a registered management investment company, organized as a Delaware business trust with five separate series ("FUNDS"). The TRUST was organized under an Agreement and Declaration of Trust dated May 31, 1996 and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The five series included in the trust are as follows:

                            Fund                              Commencement of Operations
----------------------------------------------------------------------------------------
*DRIEHAUS INTERNATIONAL GROWTH FUND                                    10/28/96
DRIEHAUS INTERNATIONAL DISCOVERY FUND                                  12/31/98
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                     12/31/98
DRIEHAUS ASIA PACIFIC GROWTH FUND                                      12/31/97
DRIEHAUS EMERGING MARKETS GROWTH FUND                                  12/31/97
----------------------------------------------------------------------------------------

* The DRIEHAUS INTERNATIONAL GROWTH FUND was the successor to the assets of the Driehaus International Large Cap Fund, L.P. (the "Partnership"), a Limited Partnership organized on July 1, 1990.

    The investment objective of the FUNDS is to maximize capital appreciation.

    The DRIEHAUS INTERNATIONAL GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies.

    The DRIEHAUS INTERNATIONAL DISCOVERY FUND seeks to achieve its objective by investing primarily in equity securities of foreign companies with market capitalizations of less than $1.5 billion.

    The DRIEHAUS EUROPEAN OPPORTUNITY FUND seeks to achieve its objective by investing primarily in equity securities of European companies.

    The DRIEHAUS ASIA PACIFIC GROWTH FUND seeks to achieve its objective by investing primarily in equity securities of Asia Pacific companies.

    The DRIEHAUS EMERGING MARKETS GROWTH FUND seeks to achieve its objective by investing primarily in the equity securities of Emerging Market companies.

FISCAL YEAR END

    The fiscal year end for the FUNDS is December 31.

SECURITIES VALUATION AND TRANSACTIONS

    Depending upon local convention or regulation, equity securities may be valued at the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

    Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date.

    The FUNDS determine income and expenses daily. This change in net asset value is allocated daily.

FEDERAL INCOME TAXES

    No provision is made for Federal income taxes since the FUNDS have already elected to be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code and have made and

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

declared all the required distributions to their shareholders in amounts sufficient to relieve the FUNDS from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

    The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles.

    For the period ended December 31, 2001, reclassifications were recorded between undistributed net investment loss, undistributed net realized foreign exchange loss, undistributed net realized gain, and paid-in-capital in excess of par for any permanent book to tax differences.

    At December 31, 2001, the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND had accumulated capital loss carryforwards of $126,533,090, $20,242,553, $16,397,748, $5,858,732 and $7,670,635, respectively, expiring in 2008 and 2009.
To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforward. For the year ended December 31, 2001, the DRIEHAUS INTERNATIONAL GROWTH FUND realized a post-October loss of $3,808,668, which, for tax purposes, is deferred and will be recognized in the following year.

DISTRIBUTIONS TO SHAREHOLDERS

    The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:

                                       DRIEHAUS                  DRIEHAUS                DRIEHAUS
                                     INTERNATIONAL             INTERNATIONAL             EUROPEAN
                                      GROWTH FUND             DISCOVERY FUND         OPPORTUNITY FUND
                                -----------------------    ---------------------    -------------------
DISTRIBUTIONS PAID FROM:          2001         2000         2001         2000        2001        2000
------------------------        --------    -----------    -------    ----------    -------    --------
  Ordinary income.............  $162,901    $63,349,783         --    $1,875,068         --    $837,159
  Net long term capital
    gains.....................        --     16,796,516         --            --         --          --
                                --------    -----------    -------    ----------    -------    --------
Total taxable distributions...  $162,901    $80,146,299         --    $1,875,068         --    $837,159
  Tax return of capital.......        --             --         --            --         --          --
                                --------    -----------    -------    ----------    -------    --------
Total distributions paid......  $162,901    $80,146,299         --    $1,875,068         --    $837,159
                                ========    ===========    =======    ==========    =======    ========

                                        DRIEHAUS                 DRIEHAUS
                                      ASIA PACIFIC           EMERGING MARKETS
                                      GROWTH FUND               GROWTH FUND
                                 ----------------------    ---------------------
DISTRIBUTIONS PAID FROM:           2001         2000        2001         2000
------------------------         --------    ----------    -------    ----------
  Ordinary income..............        --    $3,964,848    $48,969    $  966,248
  Net long term capital
    gains......................  $676,407       316,001         --        52,707
                                 --------    ----------    -------    ----------
Total taxable distributions....  $676,407    $4,280,849    $48,969    $1,018,955
  Tax return of capital........        --            --         --            --
                                 --------    ----------    -------    ----------
Total distributions paid.......  $676,407    $4,280,849    $48,969    $1,018,955
                                 ========    ==========    =======    ==========

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

    As of December 31, 2001, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                    DRIEHAUS          DRIEHAUS           DRIEHAUS
                                                  INTERNATIONAL    INTERNATIONAL         EUROPEAN
                                                   GROWTH FUND     DISCOVERY FUND    OPPORTUNITY FUND
                                                  -------------    --------------    ----------------
Undistributed ordinary income...................             --               --                 --
Undistributed long-term capital gains...........             --               --                 --
                                                  -------------     ------------       ------------
Accumulated earnings............................             --               --                 --
Accumulated capital and other losses............  $(130,580,476)    $(20,319,362)      $(16,411,040)
Unrealized appreciation (depreciation) on
  foreign currency..............................       (149,622)          (6,116)             1,920
Unrealized appreciation on investments..........     14,763,516        6,957,242          3,418,499
                                                  -------------     ------------       ------------
Total accumulated earnings (deficit)............  $(115,966,582)    $(13,368,236)      $(12,990,621)
                                                  =============     ============       ============

                                                   DRIEHAUS          DRIEHAUS
                                                 ASIA PACIFIC    EMERGING MARKETS
                                                 GROWTH FUND       GROWTH FUND
                                                 ------------    ----------------
Undistributed ordinary income..................           --                --
Undistributed long-term capital gains..........           --                --
                                                 -----------       -----------
Accumulated earnings...........................           --                --
Accumulated capital and other losses...........  $(5,936,450)      $(7,728,601)
Unrealized appreciation (depreciation) on
  foreign currency.............................       (5,645)            1,000
Unrealized appreciation on investments.........    2,054,799         2,689,851
                                                 -----------       -----------
Total accumulated earnings (deficit)...........  $(3,887,296)      $(5,037,750)
                                                 ===========       ===========

    The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on currency contracts.

FOREIGN CURRENCY TRANSLATION

    Foreign currency is translated into U.S. dollar values based upon the current rates of exchange on the date of the FUNDS' valuations.

    Net realized foreign exchange gains or losses which are reported by the FUNDS result from currency gains and losses on investments bought and sold, transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contracts underlying securities transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

    Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The FUNDS had no portfolio hedges during the year ended December 31, 2001.

    The FUNDS do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments held. These fluctuations are included with the net change in unrealized appreciation/depreciation of investments.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DEFERRED ORGANIZATION COSTS

    For the year ended December 31, 2001, organization costs incurred by the DRIEHAUS INTERNATIONAL GROWTH FUND were fully amortized. Organization costs incurred by the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND have been deferred and are amortized over a period of 60 months. The FUNDS' remaining amortization periods for these costs are as follows:

                            FUND                                REMAINING AMORTIZATION PERIOD
---------------------------------------------------------------------------------------------
Driehaus Asia Pacific Growth Fund                                         12 Months
Driehaus Emerging Markets Growth Fund                                     12 Months
---------------------------------------------------------------------------------------------

USE OF ESTIMATES

    The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CURRENT ACCOUNTING MATTERS

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The FUNDS' adoption of the Guide did not have a significant effect on the financial statements.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE
   FEES

    Richard H. Driehaus, the Chairman of the Board and President of the TRUST, is also the Chairman of the Board, sole director, and sole shareholder of Driehaus Capital Management, Inc. ("DCM"), a registered investment adviser, and of Driehaus Securities Corporation, a registered broker-dealer.

    DCM serves as the FUNDS' investment adviser. In return for its services to the FUNDS, DCM receives a monthly fee, computed and accrued daily at an annual rate of 1.5% of each FUND'S average daily net assets.

    Upon commencement of operations, DCM agreed to absorb other operating expenses to the extent necessary to ensure that total operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND would not exceed 2.50%, 2.10%, 2.95%, and 2.75%, respectively, of the average net assets of each FUND on an annual basis, for the period beginning with the effective date of each FUND'S registration statement through May 31, 1999. Effective June 1, 1999, the current expense caps for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND are 2.40%, 2.10%, 2.50%, and 2.50%, respectively, of the average net assets of each FUND on an annual basis. The expense cap for each FUND will remain at this current rate until June 30, 2002.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

    The amounts accrued and payable to DCM during the year ended December 31, 2001 are as follows:

                                                                                     Advisory Fees
                                                                                        Payable
                                                                                    (included in due
                            Fund                                Advisory Fees        to affiliates)
----------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND..........................     $3,143,895             $212,511
DRIEHAUS INTERNATIONAL DISCOVERY FUND.......................        690,649               55,259
DRIEHAUS EUROPEAN OPPORTUNITY FUND..........................        439,143               16,245
DRIEHAUS ASIA PACIFIC GROWTH FUND...........................        281,033                8,955
DRIEHAUS EMERGING MARKETS GROWTH FUND.......................        344,057               11,660
----------------------------------------------------------------------------------------------------

    Beginning August 29, 2001, the FUNDS began directing certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the FUNDS part of the commissions generated. Such rebates are currently used to offset a portion of the FUNDS' operating expenses. For the year ended December 31, 2001, these arrangements reduced the expenses of the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND by $22,861 (0.58%), $11,675 (1.04%), $7,600 (0.92%), $9,500 (1.46%), and $3,344 (0.46%), respectively.

    Driehaus Securities Corporation ("DSC") is the FUNDS' distributor.

    DSC also acts as a broker for the FUNDS for domestically traded securities. For the year ended December 31, 2001, the FUNDS paid the following brokerage commissions:

                                                               Total          Commissions       Shares Traded
                          Fund                              Commissions       Paid to DSC        through DSC
-------------------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                          $4,820,630         $714,380          14,737,373
DRIEHAUS INTERNATIONAL DISCOVERY FUND                        1,508,204          101,716           3,023,841
DRIEHAUS EUROPEAN OPPORTUNITY FUND                             770,136           31,982           1,262,929
DRIEHAUS ASIA PACIFIC GROWTH FUND                              682,278           51,153           1,078,670
DRIEHAUS EMERGING MARKETS GROWTH FUND                          753,777          156,308           3,372,697
-------------------------------------------------------------------------------------------------------------

    A portion of these commissions are, in turn, paid by DSC to third parties for clearing and floor brokerage services.

    Certain officers of the TRUST are also officers of the Adviser. No such officers received compensation from the FUNDS.

    PFPC Inc., an indirect subsidiary of PNC Bank Corp., serves as the FUNDS' administrative and accounting agent. In compensation for its services, PFPC Inc. receives the larger of a monthly minimum fee and a monthly fee based upon average net assets. PFPC Inc. has agreed to waive its minimum fees during the first twenty-four months of operations for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. Subsequent to the respective FUNDS' initial twenty-four month periods of operations, PFPC Inc. has agreed to phase-in their monthly minimum administrative fees for the FUNDS.

    For the year ended December 31, 2001, $36,388 and $47,078 of these fees have been waived by PFPC Inc. for the DRIEHAUS INTERNATIONAL DISCOVERY FUND and the DRIEHAUS EUROPEAN OPPORTUNITY FUND, respectively. As of December 31, 2001, the minimum monthly fee has been completely phased-in for all FUNDS.

    PFPC Inc. also acts as the transfer agent and dividend dispensing agent for the FUNDS. PFPC Inc. has agreed to waive a portion of its monthly fee for transfer agent service during the first twenty-four months of operations for the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND, and the DRIEHAUS EMERGING MARKETS GROWTH FUND. Subsequent to the FUNDS' initial twenty-four month periods of operations, PFPC Inc. agreed to phase-in their monthly transfer agent fees for the FUNDS.

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

    For the year ended December 31, 2001, $6,000 for the DRIEHAUS INTERNATIONAL DISCOVERY FUND and $6,000 for the DRIEHAUS EUROPEAN OPPORTUNITY FUND have been waived by PFPC Inc. As of December 31, 2001, the minimum monthly fee has been completely phased-in for all FUNDS.

C. DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS

    The FUNDS occasionally invest in equity participation notes which allow the FUNDS to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. At December 31, 2001, the FUNDS held no equity participation notes.

    At December 31, 2001, the FUNDS had foreign currency forward contracts outstanding under which they are obligated to exchange currencies at specified future dates. At December 31, 2001, the FUNDS' currency transactions are limited to transaction hedges.

    The contractual amounts of foreign currency forward contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values.

    The FUNDS had the following outstanding contracts at December 31, 2001:

DRIEHAUS INTERNATIONAL GROWTH FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                       Unrealized
                                                                      Appreciation
US Dollars                                          Settlement       (Depreciation)
   Sold           Foreign Currency Purchased           Date       at December 31, 2001
--------------------------------------------------------------------------------------
$   93,726          183,499   Australian Dollar    January 2002   $               (170)
 1,518,338        2,423,663   Canadian Dollar      January 2002                 (4,205)
   954,605        1,072,220   Euro                 January 2002                 10,799
   950,765        1,754,044   Singapore Dollar     January 2002                    153
                                                                  --------------------
                                                                  $              6,577
--------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                       Unrealized
                                                                      Appreciation
US Dollars                                          Settlement       (Depreciation)
Purchased           Foreign Currency Sold              Date       at December 31, 2001
--------------------------------------------------------------------------------------
$1,904,693        2,139,393   Euro                 January 2002   $            (22,064)
   147,443        1,149,672   Hong Kong Dollar     January 2002                     (6)
    53,751        7,069,226   Japanese Yen         January 2002                    195
   435,345          299,247   Pound Sterling       January 2002                 (2,843)
 1,075,857       11,241,244   Swedish Krona        January 2002                (40,418)
                                                                  --------------------
                                                                  $            (65,136)
                                                                  --------------------
                              Net unrealized depreciation         $            (58,559)
                                                                  ====================
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

DRIEHAUS INTERNATIONAL DISCOVERY FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                       Unrealized
                                                                      Appreciation
US Dollars                                          Settlement       (Depreciation)
   Sold           Foreign Currency Purchased           Date       at December 31, 2001
--------------------------------------------------------------------------------------
$  564,769          634,369   Euro                 January 2002   $              6,094
   206,884       27,208,059   Japanese Yen         January 2002                 (1,089)
    23,547          215,888   Mexican Peso         January 2002                    (56)
   222,412        1,994,874   Norwegian Krone      January 2002                  3,887
    18,640          194,789   Swedish Krona        January 2002                     52
                                                                  --------------------
                                                                  $              8,888
--------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                    Unrealized
                                                                   Appreciation
US Dollars                                       Settlement       (Depreciation)
Purchased          Foreign Currency Sold            Date       at December 31, 2001
-----------------------------------------------------------------------------------
$  307,296       345,166   Euro                 January 2002   $             (3,342)
   201,046    26,440,280   Japanese Yen         January 2002                  1,058
   385,968     4,032,866   Swedish Krona        January 2002                (13,799)
                                                               --------------------
                                                               $            (16,083)
                                                               --------------------
                           Net unrealized depreciation         $             (7,195)
                                                               ====================
-----------------------------------------------------------------------------------

DRIEHAUS EUROPEAN OPPORTUNITY FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                        Unrealized
                                                                       Appreciation
US Dollars                                           Settlement       (Depreciation)
   Sold            Foreign Currency Purchased           Date       at December 31, 2001
---------------------------------------------------------------------------------------
$   286,131        2,389,315   Danish Krone         January 2002   $              2,302
    752,732          845,488   Euro                 January 2002                  7,158
    101,146          907,211   Norwegian Krone      January 2002                  1,097
     38,526           26,484   Pound Sterling       January 2002                    (13)
    171,986        1,797,070   Swedish Krona        January 2002                  4,294
     42,871           71,178   Swiss Franc          January 2002                    (67)
                                                                   --------------------
                                                                   $             14,771
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                        Unrealized
                                                                       Appreciation
US Dollars                                           Settlement       (Depreciation)
 Purchased           Foreign Currency Sold              Date       at December 31, 2001
---------------------------------------------------------------------------------------
$    46,498          388,276   Danish Krone         January 2002   $               (438)
    653,229          733,725   Euro                 January 2002                 (6,575)
     72,302           49,700   Pound Sterling       January 2002                   (283)
    259,219        2,708,652   Swedish Krona        January 2002                 (4,441)
    126,121          209,398   Swiss Franc          January 2002                   (756)
     21,225   30,872,114,970   Turkish Lira         January 2002                     67
                                                                   --------------------
                                                                   $            (12,426)
                                                                   --------------------
                               Net unrealized appreciation         $              2,345
                                                                   ====================
---------------------------------------------------------------------------------------

DRIEHAUS ASIA PACIFIC GROWTH FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                        Unrealized
                                                                       Appreciation
US Dollars                                           Settlement       (Depreciation)
   Sold            Foreign Currency Purchased           Date       at December 31, 2001
---------------------------------------------------------------------------------------
$   156,085          305,561   Australian Dollar    January 2002   $                249
    164,040        1,279,084   Hong Kong Dollar     January 2002                     (6)
    517,351       68,039,794   Japanese Yen         January 2002                 (2,280)
    153,924          581,756   Malaysian Ringgit    January 2002                    750
    651,596        1,202,139   Singapore Dollar     January 2002                  1,510
                                                                   --------------------
                                                                   $                223
                                                                   --------------------
                               Net unrealized appreciation         $                223
                                                                   ====================
---------------------------------------------------------------------------------------

DRIEHAUS EMERGING MARKETS GROWTH FUND
Transaction Hedges:

Foreign Currency Purchased:

                                                                        Unrealized
                                                                       Appreciation
US Dollars                                           Settlement       (Depreciation)
   Sold            Foreign Currency Purchased           Date       at December 31, 2001
---------------------------------------------------------------------------------------
$    11,503          105,464   Mexican Peso         January 2002   $                (27)
    126,826          233,983   Singapore Dollar     January 2002                    294
    105,281        4,656,576   Thailand Baht        January 2002                    (96)
                                                                   --------------------
                                                                   $                171
---------------------------------------------------------------------------------------

Foreign Currency Sold:

                                                                        Unrealized
                                                                       Appreciation
US Dollars                                           Settlement       (Depreciation)
 Purchased           Foreign Currency Sold              Date       at December 31, 2001
---------------------------------------------------------------------------------------
$    44,166        1,953,482   Thailand Baht        January 2002   $                 40
     57,724   83,961,348,030   Turkish Lira         January 2002                    181
                                                                   --------------------
                                                                   $                221
                                                                   --------------------
                               Net unrealized appreciation         $                392
                                                                   ====================
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DRIEHAUS MUTUAL FUNDS
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
--------------------------------------------------------------------------------

D. INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of investment securities, other than short-term obligations, for the year ended December 31, 2001, were as follows:

                            Fund                                  Purchases              Sales
---------------------------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                              $1,057,873,421       $1,086,289,290
DRIEHAUS INTERNATIONAL DISCOVERY FUND                              266,382,064          264,478,215
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                 163,312,500          172,196,140
DRIEHAUS ASIA PACIFIC GROWTH FUND                                  117,850,716          113,979,490
DRIEHAUS EMERGING MARKETS GROWTH FUND                              109,686,494          110,858,479
---------------------------------------------------------------------------------------------------

E. RESTRICTED SECURITIES

    Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2001, the FUNDS held no restricted securities.

F. LINES OF CREDIT

    The FUNDS have a $50 million line of credit consisting of a $25 million committed line and a $25 million uncommitted line. This line of credit is available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. The DRIEHAUS EMERGING MARKETS GROWTH FUND incurred $1,659 of interest expense related to borrowings on the line of credit. At December 31, 2001, the FUNDS had no outstanding borrowings under these lines of credit.

G. OFF BALANCE SHEET RISKS

    The FUNDS' investments in foreign securities may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H. SHAREHOLDER FEES

    On June 28, 2000, the FUNDS' Board of Trustees authorized the adoption of a redemption fee of 2.00% of the redemption amount, for shares redeemed within 60 days of purchase. The fees charged by the FUNDS for the year ended December 31, 2001 were as follows:

                            Fund                                Redemption Fees
-------------------------------------------------------------------------------
DRIEHAUS INTERNATIONAL GROWTH FUND                                 $ 57,845
DRIEHAUS INTERNATIONAL DISCOVERY FUND                                 1,247
DRIEHAUS EUROPEAN OPPORTUNITY FUND                                    1,687
DRIEHAUS ASIA PACIFIC GROWTH FUND                                     6,190
DRIEHAUS EMERGING MARKETS GROWTH FUND                                 1,327
-------------------------------------------------------------------------------

    The redemption fees are recorded in paid-in capital.

--------------------------------------------------------------------------------
                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

    To the Shareholders and Board of Trustees of the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund:

    We have audited the accompanying statement of assets and liabilities of the DRIEHAUS INTERNATIONAL GROWTH FUND, the DRIEHAUS INTERNATIONAL DISCOVERY FUND, the DRIEHAUS EUROPEAN OPPORTUNITY FUND, the DRIEHAUS ASIA PACIFIC GROWTH FUND and the DRIEHAUS EMERGING MARKETS GROWTH FUND (the "Funds"), including the schedules of investments and investments by industry on pages 4-6, 14-16, 24-26, 34-36 and 44-46, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and financial highlights on pages 7-10, 17-20, 27-30, 37-40 and 47-50 for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' Management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of securities owned as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Driehaus International Growth Fund, the Driehaus International Discovery Fund, the Driehaus European Opportunity Fund, the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund as of December 31, 2001, and the results of their operations for the year then ended, changes in their net assets for each of the two years then ended, and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

/s/ Auther Anderson LLP

Chicago, Illinois
February 8, 2002

--------------------------------------------------------------------------------
                INTERESTED AND INDEPENDENT TRUSTEES OF THE FUNDS
--------------------------------------------------------------------------------

    The following table sets forth certain information with respect to the trustees of the FUNDS:

                                                                          NUMBER OF
                                       TERM OF                          PORTFOLIOS IN
                                      OFFICE AND                            FUND              OTHER
                         POSITION(S)  LENGTH OF        PRINCIPAL           COMPLEX        DIRECTORSHIPS
                          HELD WITH      TIME        OCCUPATION(S)       OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE       FUND       SERVED**   DURING PAST 5 YEARS      TRUSTEE           TRUSTEE
-----------------------  -----------  ----------  --------------------  -------------  --------------------
INTERESTED TRUSTEES:*
Richard H. Driehaus, 59  Trustee;     Since 1996  Chairman of the             5        Director of Driehaus
25 East Erie Street      Chairman;                Board and Chief                      Capital Management,
Chicago, IL 60611        President                Executive Officer of                 Inc.; Driehaus
                                                  the Adviser;                         Securities
                                                  Chairman of the                      Corporation;
                                                  Board of Driehaus                    Driehaus Enterprise
                                                  Securities                           Management, Inc.;
                                                  Corporation; Chief                   Vintage Properties,
                                                  Executive Officer of                 Inc.; and 25 East
                                                  Driehaus Capital                     Erie Corp.
                                                  Management, L.L.C.;
                                                  Chief Investment
                                                  Officer; Portfolio
                                                  Manager of the
                                                  Adviser and Driehaus
                                                  Capital Management,
                                                  L.L.C.

Robert F. Moyer, 55      Trustee,     Since 1996  President of the            5        None
25 East Erie Street      Senior Vice              Adviser and Driehaus
Chicago, IL 60611        President                Securities
                                                  Corporation;
                                                  President and Chief
                                                  Operating Officer of
                                                  Driehaus Capital
                                                  Management, L.L.C.
INDEPENDENT TRUSTEES:
Francis J. Harmon, 59    Trustee      Since 1998  Principal Account           5        None
25 East Erie Street                               Executive -- Labor
Chicago, IL 60611                                 Affairs, Blue Cross
                                                  and Blue Shield

A.R. Umans, 74           Trustee      Since 1996  Chairman of the             5        None
25 East Erie Street                               Board and Chief
Chicago, IL 60611                                 Executive Officer,
                                                  RHC/Spacemaster
                                                  Corporation
                                                  (manufacturing
                                                  corporation)

                                                                          NUMBER OF
                                       TERM OF                          PORTFOLIOS IN
                                      OFFICE AND                            FUND              OTHER
                         POSITION(S)  LENGTH OF        PRINCIPAL           COMPLEX        DIRECTORSHIPS
                          HELD WITH      TIME        OCCUPATION(S)       OVERSEEN BY         HELD BY
NAME, ADDRESS AND AGE       FUND       SERVED**   DURING PAST 5 YEARS      TRUSTEE           TRUSTEE
-----------------------  -----------  ----------  --------------------  -------------  --------------------
Daniel F. Zemanek, 59    Trustee      Since 1996  Consultant, real-           5        None
25 East Erie Street                               estate development,
Chicago, IL 60611                                 since August 1998;
                                                  Senior Vice
                                                  President of Real
                                                  Estate, Una Mas
                                                  Restaurants, Inc.,
                                                  from 1996 to 1998

 * Mr. Driehaus and Mr. Moyer are "interested persons" of the FUND and the Adviser, as defined in the Investment Company Act of 1940, as amended, because they are officers of the Adviser. In addition, Mr. Driehaus controls the Adviser.

** Each Trustee will serve as a Trustee of each FUND until (i) termination of the FUND, or (ii) until the Trustee's retirement, resignation, death, or
   (iii) as otherwise specified in such FUND'S governing documents.

--------------------------------------------------------------------------------
                             OFFICERS OF THE FUNDS
--------------------------------------------------------------------------------

    The following table sets forth certain information with respect to the advisory board member and officers of the FUNDS:

                                                                                  NUMBER OF
                                           TERM OF                              PORTFOLIOS IN
                                          OFFICE AND                                FUND           OTHER
                             POSITION(S)  LENGTH OF          PRINCIPAL             COMPLEX     DIRECTORSHIPS
                              HELD WITH      TIME          OCCUPATION(S)         OVERSEEN BY      HELD BY
NAME, ADDRESS AND AGE           FUND        SERVED      DURING PAST 5 YEARS        TRUSTEE        TRUSTEE
---------------------------  -----------  ----------  ------------------------  -------------  -------------
Arthur B. Mellin(1), 59      Advisory     Since 1998  President of Mellin            N/A            N/A
190 South LaSalle Street     Board                    Securities Incorporated
Chicago, IL 60603            Member                   and Mellin Asset
                                                      Management, Inc.

William R. Andersen, 43      Vice         Since 1996  Senior Vice President,         N/A            N/A
25 East Erie Street          President                Chief Investment
Chicago, IL 60611                                     Officer -- International
                                                      and Portfolio Manager of
                                                      the Adviser; Portfolio
                                                      Manager of the Adviser
                                                      thereto

Diane L. Wallace, 43         Vice         Since 1996  Senior Vice President --       N/A            N/A
25 East Erie Street          President;               Operations of the
Chicago, IL 60611            Treasurer                Adviser, Driehaus
                                                      Securities Corporation
                                                      and Driehaus Capital
                                                      Management, L.L.C.

Mary H. Weiss, 53            Vice         Since 1996  Vice President and             N/A            N/A
25 East Erie Street          President;               Secretary of the Adviser
Chicago, IL 60611            Secretary                and Driehaus Securities
                                                      Corporation; Vice
                                                      President, Secretary and
                                                      Chief Legal Officer of
                                                      Driehaus Capital
                                                      Management, L.L.C.

Dusko Culafic, 43            Assistant    Since 1996  Vice President and             N/A            N/A
25 East Erie Street          Treasurer                Treasurer of the Adviser
Chicago, IL 60611                                     and Driehaus Securities
                                                      Corporation; Vice
                                                      President, Treasurer and
                                                      Chief Financial Officer
                                                      of Driehaus Capital
                                                      Management, L.L.C.

Jennifer L. Billingsley, 39  Assistant    Since 1996  Senior Attorney with the       N/A            N/A
25 East Erie Street          Secretary                Adviser since 2000;
Chicago, IL 60611                                     Attorney with Adviser
                                                      since 1996

(1) Mr. Driehaus and Mr. Mellin are brothers-in-law.

    The Statement of Additional Information for the DRIEHAUS MUTUAL FUNDS contains more detail about the FUNDS' trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.